Exhibit (c)(10)

STRICTLY CONFIDENTIAL PROJECT DELPHES PRELIMINARY VALUATION REPORT 10 May 2016 Project Delphes CORPORATE & INSTITUTIONAL BANKING STRICTLY CONFIDENTIAL

Project Delphes - 10 May 2016 F2 Step 3: Swap of Cnova N.V. shares held by Cnova Brazil for Cnova Brazil shares held by Cnova N.V. plus cash previously deposited by VV in NewCo Step 4: Cash tender offer by CGP for free float Cnova N.V. shares Step 1: VV to transfer its 22% stake in Cnova N.V. and cash to a Newco Step 2: Merger of Newco into Cnova Brazil GPA Cnova N.V. Cdiscount Cnova Brazil Free float 43.3% 26.2% 22.0% 8.5% 99.8% 100.0% CGP Newco [Cash] VV GPA VV Cnova N.V. Cdiscount Free float 43.3% 26.2% 8.5% 99.8% CGP 22.0% Cnova Brazil / Newco GPA VV Cnova N.V. Cdiscount Free float 55.5% 33.6% 10.9% 99.8% CGP 100% Cnova Brazil [Cash] GPA VV Cdiscount 33.6% 99.8% CGP 100% Cnova Brazil Free float [55.5-66.4]% [0-10.9]% Cnova N.V. Casino listed subsidiary Casino private subsidiary X% X% Economic interest Voting rights Note: [Before merger: Cnova to capitalize its loan to Nova] Transaction structure

Executive summary 3 Valuation assumptions and preliminary results Information and key assumptions retained for valuation BNP Paribas has relied on the information prepared and provided by Cnova management and, in particular, the business plan of Nova and Cdiscount presented to the Board to perform its valuation works, especially DCF BNP Paribas has also taken into account Q1 unaudited financial statement, as well as publicly available information including brokers forecasts and analyses Assumptions taken by BNP Paribas over the extrapolation period have been discussed with the management This valuation is based on 2015 preliminary accounts (unaudited), which may be further adjusted for the on going Nova Brazil investigation by legal and audit consultants (such adjustments – as of 6 May 2016 – are taken into account in this valuation exercise) Potential additional pre-signing adjustments in relation to the on going Nova Brazil investigation could impact 2015 final accounts (audited) compared to preliminary ones Moreover valuation could be potentially subject to adjustments on historical financial statements before 2015 Our assessment is based on the data for the period ending 31 December 2015 and takes into account development of the business after this date (in the way described below). Although Cnova Brazil reported weaker performance in Q1 2016 (and FY Cnova Brazil 2016 EBITDA to be close to breakeven according to the internal objective shared by the Company with the market on April 26 vs +61m BRL in the Business Plan), no amendments were made by the management to the Business Plan at this stage as the most representative period for the Company is Q4, as well as due to the lack of visibility on Brazilian market $6m (€5m) estimated impact of the Class Action lawsuit filed in January 2016 against Cnova has been assumed at this stage based on legal due diligence. Subject to further confirmation based on updated legal due diligence Valuation date of each business is 31 December 2015, with EUR/BRL exchange rate of 4.04, where applicable, as of 6 May 2016 (1-month average) Current holding costs at Cnova level are assumed to remain in place post separation with Nova and take on significant reduction: from c.$17.5m (€15.4m) in 2016, including exceptional items, to $7.8m (€6.9m) from 2017 onwards. Stand-alone business plan for Nova does not assume any holding costs or management fees WACC has been calculated with market data as of beginning of May 2016 in order to account for latest market data Nova WACC: 16.3% Cdiscount WACC: 7.8% Share price analysis made as of 12/04/2016, considered as the last unaffected trading date before JPM research report Preliminary Valuation results (based on DCF valuation) The equity value derived for Nova stands between $413m and $478m, before any holding costs or synergies (considering intra-group debt to Cnova is not capitalized) The equity value derived for Cdiscount, including International operations, stands between $1,496m and $1,654m, before any holding costs Implied value of Cnova, taking into account holding costs, amounts between $1,945m and $2,167m (i.e between US$4.41 and US$4.91/share @ EUR USD FX of 0.88 – 1-month average as of 06/05/2016) Total value of potential synergies expected from combination of Nova with Via Varejo is estimated up to $201m / €177m (and $101m assuming a 50% basis) based on M.M. Friedrich, Heilbronn & Fiszer report (19 February 2016) and total value of holding cost savings is estimated at $90m / €79m (and $45m assuming a 50% basis) based on materials provided by Cnova management The potential synergies and holding cost savings have not been directly considered in this valuation report as they are matter of negotiations in the contemplated transaction Potential $6m tax leakage estimate provided by management and legal advisor has not been considered in the current valuation exercise but could negatively impact the overall transaction 1 2 Project Delphes - 10 May 2016

477 NewCo Executive summary 4 Valuation as of May 6th 2016 Project Delphes - 10 May 2016 Estimated Equity Value ($m; DCF High Case) Detailed estimated Equity Value ($m) Estimated consideration to Cnova ($m) 22% VV stake in Cnova Note: (1) Includes $85m holding costs, $127m shareholder loans and $6m costs related to Class action filed in the US in Cnova EvEq bridge; (2) assuming repayment of Nova shareholders’ loan ($127m) DCF High Case 478 1,654 36 2,167 477 DCF Down Case 413 1,496 36 1,945 428 ($m) NOVA CNOVA NEWCO Holding costs, Shareholders' loan & other(1) CDISCOUNT (incl. Intl') 478 2,167 1,654 36 Nova Cdiscount Holding costs & other(1) Cnova DCF High Case DCF Dow n Case Value of the 22% held by VV in CNOVA to Newco (477) (428) Nova transferred 478 413 Estimated cash compensation (before potential synergies sharing and capi tal gain tax(2)) 1 (15) Shareholders' loan 127 127

Sensitivities to BRL future exchange rate evolution Project Delphes - 10 May 2016 5 Based on DCF valuation Exchange rate evolution Cash consideration before synergies ($m) value sensitivity on BRL exchange rate evolution (Central USD/BRL value based on Valuation report data - 1m avg as of 06/05/16) Nova Equity value (High case) sensitivity on BRL exchange rate evolution (Central EUR/BRL and USD/BRL values based on Valuation report data – 1m avg as of 06/05/16) Source: Datastream EUR/BRL USD/BRL Spot - 06/05/16 4.04 3.54 1m avg 4.04 3.55 3m avg 4.17 3.71 6m avg 4.20 3.81 12m avg 4.04 3.64 €m EUR/BRL 3.23 3.33 3.43 3.53 3.63 3.73 3.83 3.93 4.04 4.14 4.24 4.34 4.44 4.54 4.64 4.74 4.84 (20.0%) (17.5%) (15.0%) (12.5%) (10.0%) (7.5%) (5.0%) (2.5%) - 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% (0.81) (0.71) (0.61) (0.50) (0.40) (0.30) (0.20) (0.10) - 0.10 0.20 0.30 0.40 0.50 0.61 0.71 0.81 421 526 510 495 481 467 455 443 431 421 410 400 391 382 374 366 358 350 $m USD/BRL 2.84 2.93 3.02 3.11 3.20 3.28 3.37 3.46 3.55 3.64 3.73 3.82 3.91 4.00 4.08 4.17 4.26 (20.0%) (17.5%) (15.0%) (12.5%) (10.0%) (7.5%) (5.0%) (2.5%) - 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% 597 579 562 546 531 517 503 490 478 466 455 445 434 425 416 407 398 High case $m USD/BRL 2.84 2.93 3.02 3.11 3.20 3.28 3.37 3.46 3.55 3.64 3.73 3.82 3.91 4.00 4.08 4.17 4.26 (20.0%) (17.5%) (15.0%) (12.5%) (10.0%) (7.5%) (5.0%) (2.5%) - 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% 94 80 67 54 42 31 21 10 1 (8) (17) (25) (33) (40) (48) (55) (61) Down case $m USD/BRL 2.84 2.93 3.02 3.11 3.20 3.28 3.37 3.46 3.55 3.64 3.73 3.82 3.91 4.00 4.08 4.17 4.26 (20.0%) (17.5%) (15.0%) (12.5%) (10.0%) (7.5%) (5.0%) (2.5%) - 2.5% 5.0% 7.5% 10.0% 12.5% 15.0% 17.5% 20.0% 66 54 42 31 21 11 2 (6) (15) (23) (30) (37) (44) (51) (57) (63) (68)

Project Delphes - 10 May 2016 Nova: Multi-criteria valuation summary ($) Trading multiple valuation based on two approaches: - Regression analysis - B2W multiples with a discount to take into consideration Nova’s lower profitability 6 Valuation on a stand-alone basis (before synergies) Nova Implied Equity value Note: Exchange rate used: EUR 1.00 = USD 1.14; Valuation based on business plans prepared and provided by Cnova management and market assumptions Relevancy Spot as of 12/04/16 1m avg 3m avg 6m avg 12m avg Since IPO @ IPO High case Mid point +/- 2.5% Down case Mid point +/- 2.5% Based on 2017e EV/Sales Min/Max Based on LTM EV/Sales +/- 2.5% EQUITY VALUE ($m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Bridge Ev-Eq Case 1 (as of 31/12/15) 143 143 143 143 143 143 143 143 506 506 506 506 506 506 506 506 ENTREPRISE VALUE ($m) 143 643 1,143 1,643 2,143 2,643 3,143 3,643 506 2,506 4,506 6,506 8,506 10,506 12,506 14,506 2016e EV/Sales 1,754 0.07x 0.36x 0.64x 0.93x 1.21x 1.50x 1.78x 2.07x 0.08x 0.40x 0.72x 1.04x 1.37x 1.69x 2.01x 2.33x 2017e EV/Sales 1,935 0.06x 0.32x 0.58x 0.84x 1.10x 1.36x 1.62x 1.87x 0.07x 0.36x 0.66x 0.95x 1.24x 1.53x 1.82x 2.11x TRADING MULTIPLES TRANSACTION MULTIPLES Methodology Equity Value ($m) Equity Value (BRLm) SHARE PRICE BROKERS TARGET PRICE DCF 466 403 230 1,360 490 424 347 1,430 478 413 1,655 1,431 816 4,278 1,740 1,504 1,232 4,498 1,697 1,468 xxx xx For reference

Project Delphes - 10 May 2016 Cdiscount: Multi-criteria valuation summary ($) Trading multiple valuation based on two approaches: - Peers’ group median multiples - AO World multiples with a discount to take into consideration Cdiscount’s lower profitability 7 Valuation on a stand-alone basis (before holding costs) Cdiscount (France & International) Implied Equity value Note: Exchange rate used: EUR 1.00 = USD 1.14; Valuation based on business plans prepared and provided by Cnova management and market assumptions Relevancy Spot as of 12/04/16 1m avg 3m avg 6m avg 12m avg Since IPO @ IPO High case Mid point +/- 2.5% Down case Mid point +/- 2.5% Based on 2017e Min/Max Based on LTM EV/Sales +/- 2.5% EQUITY VALUE ($m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 Bridge Ev-Eq Case 1 (as of 31/12/15) 177 177 177 177 177 177 177 177 ENTREPRISE VALUE ($m) 177 677 1,177 1,677 2,177 2,677 3,177 3,677 2016e EV/Sales 2,092 0.07x 0.31x 0.55x 0.79x 1.03x 1.27x 1.51x 1.75x 2017e EV/Sales 2,273 0.07x 0.29x 0.51x 0.73x 0.95x 1.17x 1.39x 1.61x TRADING MULTIPLES TRANSACTION MULTIPLES Methodology Equity Value ($m) DCF SHARE PRICE BROKERS TARGET PRICE 1,613 1,459 1,216 1,426 1,695 1,534 1,325 1,499 1,654 1,496 x x x x xxx xx For reference

Project Delphes - 10 May 2016 Cnova: multi-criteria valuation summary ($) Premiums applied correspond to the min and max of the median of premiums registered in buyout transactions in Brazil, Europe and US fulfilling the following criteria: i) ≥ EUR 100m deal value, ii) involving an initial stake ≥ 30%, iii) paid in cash and iv) occurring between 2011 – 2016 8 Price per share between $4.41 and $4.91 based on DCF valuation methodology Cnova (Equity value & Share price) Tender offer premium range applied on average point Note: Exchange rate used: EUR 1.00 = USD 1.14; Valuation based on business plans prepared and provided by Cnova management and market assumptions ; Share price data as of 12/04/2016, before JPM research report Relevancy Equity Value ($m) Share Price ($) Spot as of 12/04/16 1m avg Min/Max of the VWAP 3m avg Min/Max of the VWAP 6m avg Min/Max of the VWAP 12m avg Min/Max of the VWAP Since IPO Min/Max of the VWAP @IPO (20/11/14) Min/Max of the brokers' target price High case Mid point +/- 2.5% Down case Mid point +/- 2.5% Based on 2017e EV/Sales +/- 2.5% Based on LTM EV/Sales +/- 2.5% EQUITY VALUE ($m) 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 - 1.20 2.40 3.60 4.80 6.00 7.20 8.40 Bridge Ev-Eq Case 1 (as of 31/12/15) 199 199 199 199 199 199 199 199 ENTREPRISE VALUE ($m) 699 1,199 1,699 2,199 2,699 3,199 3,699 4,199 2016e EV/Sales 3,846 0.18x 0.31x 0.44x 0.57x 0.70x 0.83x 0.96x 1.09x 2017e EV/Sales 4,208 0.17x 0.29x 0.40x 0.52x 0.64x 0.76x 0.88x 1.00x DCF TRADING MULTIPLES TRANSACTION MULTIPLES Methodology SHARE PRICE BROKERS TARGET PRICE 1,019 993 993 993 993 667 2,113 1,896 1,554 2,821 1,310 1,341 1,341 1,546 3,087 3,600 3,089 1,779 2,222 1,994 1,634 2,966 1,160 1,081 1,135 1,700 2,090 1,179 2,167 1,945 2.31 2.25 2.25 2.25 2.25 1.51 4.79 4.30 3.52 6.39 2.97 3.04 3.04 3.50 7.00 8.16 7.00 4.03 5.03 4.52 3.70 6.72 2.63 2.45 2.57 3.85 4.74 2.67 4.91 4.41 xxx For reference xx xx xx xx xx For reference For reference For reference For reference

Nova business plans vs. ecommerce market in Brazil

Internet Retailing

E-commerce revenues (% growth)

2015E market size: R$43.0bn


3.2%
4.2%
7.3%
+40%
+30%
+20%
+10%
+0%
2012
2014
2016E
2018E
2020E
2022E
2024E
E-commerce revenues (1)
Nova - Mgmt
Nova - BNPP (High)
Nova - BNPP (Down)
% E-commerce penetration rate

Source: E-commerce total revenues in Brazil, Ebit (H1 2015) and Votorantim Corretora (April 2015)
Note: E-commerce excluding airline tickets, deal-of-the-day websites, auction and car sales; (1) Flat assumptions from 2021 onwards

Internet retailing (% growth)

2015E market size: R$39.5bn incl. sales taxes


3.1%
4.2%
5.3%
+40%
+30%
+20%
+10%
+0%
2012
2014
2016E
2018E
2020E
2022E
2024E
Internet retailing (1)
Nova - Mgmt
Nova - BNPP (High)
Nova - BNPP (Down)
% Internet retailing penetration rate

Source: Internet retailing in Brazil, Euromonitor as of March 2016
Note: Including sales taxes & at current prices. Internet retailing includes mobile and internet retailing: apparel & footwear, beauty & personal care, consumer appliances, consumer electronics, consumer healthcare, food & drink, home care, home improvement & gardening, housewares & home furnishings, media products, personal accessories & eyewear, pet care, traditional toys & games, video games hardware, other internet retailing; (1) Flat assumptions from 2021 onwards

Consumer electronics e-commerce

Consumer electronics e-commerce % growth

2015E market size: R$11.3 billion


+40%
+30%
+20%
+10%
+0%
2012
2014
2016E
2018E
2020E
2022E
2024E
Consumer electronics (1)
Nova - Mgmt
Nova - BNPP (High)
Nova - BNPP (Down)

Source: Planet Retail as of March 2016
Note: Total sales of all banners, including VAT. E-commerce sales of retailers with 60% or more sales generated from selling household electrical appliances and/or consumer electronics products; (1) Flat assumptions from 2021 onwards

Consumer electronics e-commerce % growth

2015E market size: R$10.4 billion


+40%
+30%
+20%
+10%
+0%
2012
2014
2016E
2018E
2020E
2022E
2024E
Consumer electronics (1)
Nova - Mgmt
Nova - BNPP (High)

Source: Internet retailing by category (value), Euromonitor, July 2015
Note: **At current prices based on BNPP inflation estimates derived from Euromonitor.** Consumer Electronics refers to the sales of Computers and Peripherals, In-Home Consumer Electronics, In-Car Entertainment and Portable Consumer Electronics to the end consumer; (1) Flat assumptions from 2021 onwards

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Project Delphes - 10 May 2016 | F9

Cdiscount business plans vs. ecommerce market in France

Internet Retailing

E-commerce revenues (% growth)

2015E market size: €64.9bn


7%
9%
+25%
+20%
+15%
+10%
+5%
+0%
2012
2014
2016E
2018E
2020E
2022E
2024E
Ecommerce revenues(1)
Cdiscount - Mgmt
Cdiscount - BNPP (High)
Cdiscount - BNPP (Down)
% E-commerce penetration rate(2)

Source: E-commerce total revenues, Xerfi, January 2016
Note: E-commerce excluding airline tickets, deal-of-the-day websites, auction and car sales; (1) Flat assumptions from 2017 onwards ; (2) Total retail excl. grocery

Internet retailing (% growth)

2015E market size: €37.0bn incl. sales taxes


5.7%
8.4%
14.1%
+25%
+20%
+15%
+10%
+5%
+0%
2012
2014
2016E
2018E
2020E
2022E
2024E
Internet retailing(1)
Cdiscount - Mgmt
Cdiscount - BNPP (High)
Cdiscount - BNPP (Down)
% Internet retailing penetration rate

Source: Internet retailing in France, Euromonitor as of March 2016
Note: Including sales taxes & at current prices. Internet retailing includes mobile and internet retailing: apparel & footwear, beauty & personal care, consumer appliances, consumer electronics, consumer healthcare, food & drink, home care, home improvement & gardening, housewares & home furnishings, media products, personal accessories & eyewear, pet care, traditional toys & games, video games hardware, other internet retailing; (1) Flat assumptions from 2021 onwards

Consumer electronics e-commerce

Consumer electronics e-commerce % growth

2015E market size: €0.7 billion


+25%
+20%
+15%
+10%
+5%
+0%
-5%
-10%
2012
2014
2016E
2018E
2020E
2022E
2024E
Consumer electronics (1)
Cdiscount - Mgmt
Cdiscount - BNPP (High)
Cdiscount - BNPP (Down)

Source: Planet Retail as of March 2016
Note: Total sales of all banners, including VAT. E-commerce sales of retailers with 60% or more sales generated from selling household electrical appliances and/or consumer electronics products; (1) Flat assumptions from 2022 onwards

Consumer electronics e-commerce % growth

2015E market size: €3.2 billion


+25%
+20%
+15%
+10%
+5%
+0%
-5%
-10%
2012
2014
2016E
2018E
2020E
2022E
2024E
Consumer electronics (1)
Cdiscount - Mgmt
Cdiscount - BNPP (High)
Cdiscount - BNPP (Down)

Source: Internet retailing by category (value), Euromonitor, January 2016
Note: **At current prices based on BNPP inflation estimates derived from Euromonitor.** Consumer Electronics refers to the sales of Computers and Peripherals, In-Home Consumer Electronics, In-Car Entertainment and Portable Consumer Electronics to the end consumer; (1) Flat assumptions from 2020 onwards

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Project Delphes - 10 May 2016 | 10

Project Delphes - 10 May 2016 11 Nova valuation Cdiscount valuation Cnova valuation Appendix 1 2 3 11 21 32 40

Project Delphes - 10 May 2016 Nova: Multi-criteria valuation summary (€) Valuation summary in $ page 6 Trading multiple valuation based on two approaches: - Regression analysis - B2W multiples with a discount to take into consideration Nova’s lower profitability 12 Valuation on a stand-alone basis (before synergies) Nova Implied Equity value Note: Exchange rate used for 2015: EUR1.00 = BRL 3.7 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.04 (1m average as of 06/05/2016); Valuation based on business plans prepared and provided by Cnova management and market assumptions Relevancy Spot as of 12/04/16 1m avg 3m avg 6m avg 12m avg Since IPO @ IPO High case Mid point +/- 2.5% Down case Mid point +/- 2.5% Based on 2017e EV/Sales Min/Max Based on LTM EV/Sales +/- 2.5% EQUITY VALUE (€m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Bridge Ev-Eq Case 1 (as of 31/12/15) 125 125 125 125 125 125 125 125 506 506 506 506 506 506 506 506 ENTREPRISE VALUE (€m) 125 625 1,125 1,625 2,125 2,625 3,125 3,625 506 2,506 4,506 6,506 8,506 10,506 12,506 14,506 2016e EV/Sales 1,543 0.08x 0.41x 0.73x 1.05x 1.38x 1.70x 2.03x 2.35x 0.08x 0.40x 0.72x 1.04x 1.37x 1.69x 2.01x 2.33x 2017e EV/Sales 1,702 0.07x 0.37x 0.66x 0.95x 1.25x 1.54x 1.84x 2.13x 0.07x 0.36x 0.66x 0.95x 1.24x 1.53x 1.82x 2.11x TRANSACTION MULTIPLES BROKERS TARGET PRICE SHARE PRICE Methodology Equity Value (€m) Equity Value (BRLm) TRADING MULTIPLES DCF 410 355 202 1,197 431 373 305 1,258 421 364 1,655 1,431 816 4,278 1,740 1,504 1,232 4,498 1,697 1,468 xxx xx For reference

Nova: EV – Equity adjustments

As of 31/12/2015

EV – Equity adjustment

	Case 1: Normalized WC with instalments		Case 2: Normalized WC without instalments		
Category	**Value retained (€m)**	**Value retained (BRLm)**	**Value retained (€m)**	**Value retained (BRLm)**	**Comments**
Long term financial debt	8.3	33.4	8.3	33.4	Incl. loans and borrowings, lease financing and accrued interests
Short term financial debt	2.7	10.8	2.7	10.8	Incl. loans and borrowings, lease financing and accrued interests
Shareholders' loan	111.1	448.4	111.1	448.4	Shareholders' loan from Cnova to Nova (€111m)
Cash & Cash equivalents	(254.4)	(1,026.7)	(254.4)	(1,026.7)	Incl. marketable securities
Net debt / (Net Cash)	**(132.3)**	**(534.1)**	**(132.3)**	**(534.1)**	
Securitization	-	-	-	-	
NWC seasonality cash adjustment	248.5	1,002.8	137.8	556.1	WC Normalisation from December levels to LTM average[1]
Debt increase if no factoring	-	-	444.1	1,792.3	Required to adjust Cash position for proceeds from Factoring
Financial Assets (incl. Associates)	-	-	-	-	
Deferred tax assets	(5.9)	(24.0)	(8.0)	(32.3)	NPV of use of €10.7m of deferred tax assets at Nova
Employee benefits	-	-	-	-	
Debt-like provisions	15.3	61.6	15.3	61.6	Incl. risks & charges provisions and preliminary provision for matters arising from on-going Nova Brazil accounting investigation and related shareholder litigation based on statements from the Company and legal diligence
Cash from dilutive financial instruments	-	-	-	-	
Minority interests	-	-	-	-	
Total Enterprise Value Adjustments	**125.5**	**506.4**	**456.8**	**1,843.5**	
	[DCF]		*[Multiples]*		

Note:
- Case 1 used for DCF valuation since Instalment costs are taken into account in the Cash Flows
- Case 2 is used for valuation by Trading multiples, since it adjusts Nova's NWC and Net Financial Debt for Factoring impact, which is not taken into consideration in the applied aggregates

Note: Exchange rate used EUR 1.00= BRL4.04 (1m average as of 06/05/2016); (1) Includes estimated on going Nova Brazil investigation at WC level; See detailed Working Capital normalization in appendix

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 13

Nova: Business Plan overview (High case) Project Delphes - 10 May 2016 14 DS GM to decrease by 2025 due to competition, partially offset by Other activities Increasing SG&A due to growing contribution of MP into GMV MP contribution into GMV to reach Cdiscount level 3 to 4 years later with a max. of 50% (excl. B2B and Wholesale) ~+200bps above LT Brazilian inflation (+5.1%) as ecommerce will benefit from high penetration rate Normative D&A slightly lower than Capex (investment phase) Stable WC at (5.6%) of Net Sales post Management BP Improving Gross Margin due to increasing MP contribution in GMV MANAGEMENT FORECASTS EXTRAPOLATION NORM. (FYE 31/12) déc-15 déc-16 déc-17 déc-18 déc-19 déc-20 déc-21 déc-22 déc-23 déc-24 déc-25 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 GMV excl taxes (BRLm) 7 748 8 649 10 174 12 295 15 308 19 594 24 257 29 011 33 479 37 229 39 835 Growth % (%) +11.6% +17.6% +20.9% +24.5% +28.0% +23.8% +19.6% +15.4% +11.2% +7.0% o/w % of Direct Sales in GMV (%) 63.3% 57.6% 53.4% 47.0% 43.3% 40.8% 39.3% 39.3% 39.3% 39.3% o/w % of Marketplace in GMV (%) 17.4% 23.6% 28.4% 34.8% 38.5% 41.0% 42.5% 42.5% 42.5% 42.5% o/w % of Other activity in GMV (%) 19.2% 18.7% 18.2% 18.2% 18.2% 18.2% 18.2% 18.2% 18.2% 18.2% Net sales HT (BRLm) 6 126 6 228 6 870 7 886 9 139 11 202 13 464 15 826 18 299 20 388 21 815 Growth % (%) +1.7% +10.3% +14.8% +15.9% +22.6% +20.2% +17.5% +15.6% +11.4% +7.0% o/w Direct Sales (BRLm) 4 882 4 637 4 962 5 557 6 096 7 188 8 385 9 658 11 146 12 394 13 262 Growth % (%) (5.0%) +7.0% +12.0% +9.7% +17.9% +16.7% +15.2% +15.4% +11.2% +7.0% o/w MP Commissions (BRLm) 82 203 325 471 732 1 056 1 417 1 788 2 099 2 374 2 540 Growth % (%) +146.3% +60.0% +45.0% +55.5% +44.2% +34.2% +26.2% +17.4% +13.1% +7.0% Commissio n rate (%) 10.9% 13.5% 13.5% 13.5% 13.8% 14.0% 14.3% 14.5% 14.8% 15.0% 15.0% o/w Other (BRLm) 1 273 1 388 1 582 1 856 2 311 2 958 3 662 4 380 5 054 5 620 6 013 Growth % (%) +9.0% +14.0% +17.3% +24.5% +28.0% +23.8% +19.6% +15.4% +11.2% +7.0% Gross profit (BRLm) 511 891 1 128 1 443 1 838 2 388 2 990 3 604 4 158 4 622 4 945 Gross Margin (% of Net Sales) (%) 8.3% 14.3% 16.4% 18.3% 20.1% 21.3% 22.2% 22.8% 22.7% 22.7% 22.7% GM excl. MP (% of Net Sales) (%) 7.1% 11.4% 12.3% 13.1% 13.2% 13.1% 13.1% 12.9% 12.7% 12.5% 12.5% Total SG&A (BRLm) (886) (830) (917) (1 066) (1 269) (1 582) (1 959) (2 318) (2 675) (2 975) (3 183) % of GMV (%) (11.4%) (9.6%) (9.0%) (8.7%) (8.3%) (8.1%) (8.1%) (8.0%) (8.0%) (8.0%) (8.0%) % of Net Sales (%) (14.5%) (13.3%) (13.3%) (13.5%) (13.9%) (14.1%) (14.6%) (14.6%) (14.6%) (14.6%) (14.6%) EBITDA (bef. Instalment costs) (BRLm) (377) 61 211 377 569 806 1 031 1 287 1 483 1 647 1 762 % of Net Sales (%) (6.2%) 1.0% 3.1% 4.8% 6.2% 7.2% 7.7% 8.1% 8.1% 8.1% 8.1% Instalment costs (BRLm) (242) (315) (340) (397) (249) (304) (358) (405) (442) (462) (495) % of Net Sales (%) (4.0%) (5.1%) (4.9%) (5.0%) (2.7%) (2.7%) (2.7%) (2.6%) (2.4%) (2.3%) (2.3%) EBITDA (BRLm) (619) (254) (129) (20) 319 502 674 881 1 041 1 185 1 268 % of Net Sales (%) (10.1%) (4.1%) (1.9%) (0.2%) 3.5% 4.5% 5.0% 5.6% 5.7% 5.8% 5.8% D&A (BRLm) (57) (55) (56) (61) (87) (125) (173) (228) (287) (346) (398) % of GMV (%) (0.7%) (0.6%) (0.5%) (0.5%) (0.6%) (0.6%) (0.7%) (0.8%) (0.9%) (0.9%) (1.0%) % of Net Sales (%) (0.9%) (0.9%) (0.8%) (0.8%) (1.0%) (1.1%) (1.3%) (1.4%) (1.6%) (1.7%) (1.8%) CAPEX (BRLm) (106) (89) (112) (135) (168) (216) (267) (319) (368) (410) (438) % of GMV (%) (1.4%) (1.0%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) % of Net Sales (%) (1.7%) (1.4%) (1.6%) (1.7%) (1.8%) (1.9%) (2.0%) (2.0%) (2.0%) (2.0%) (2.0%) Change in Working Capital (BRLm) 506 42 (3) (40) 71 116 128 133 139 118 80 Working Capital (BRLm) (560) (502) (485) (445) (515) (632) (759) (893) (1 032) (1 150) (1 230) % of Net Sales (%) (9.1%) (8.1%) (7.1%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) Inventory (COGS excl ship.) (days) 55 46 44 43 Receivables (GM V) (days) 40 41 39 39 Payables (COGS excl ship.) (days) 135 130 125 120 Change in WC - Other (BRLm) 5 100 14 - - - - - - - - 2015 WC normalized based on monthly average # of days; decrease in # of days forecasted in the BP is applied to 2015 monthly average # of days to estimate “normalized” WC in 2016-2018 SELIC decreasing to 8%, avg. instalments from 5.8 to 4 times and GMV reduced from 100% to 80% Recovery of Brazil and rebound following 2016-18 mgmt conservative view Less aggressive recovery for the Down case Based on the assumption of an industry trend

Nova: Discounted Cash Flow valuation (High case) Project Delphes - 10 May 2016 15 Main assumptions: Valuation as of 01/01/2016 Tax rate: 34% (Brazil) WACC: 16.3% Tax credits valued separately as the business plan period is not long enough to use current stock and tax losses carry forward generated in 2016-2018 Favourable instalments assumptions assuming an improvement of industry practices over extrapolation period: - SELIC decreasing to 8%, - Avg. instalments from 5.8 to 4 times, and - GMV reduced from 100% to 80% Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Exchange rate used for 2015: EUR1.00 = BRL 3.70 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.04 (1m average as of 06/05/2016); Valuation based on business plans prepared and provided by Cnova management and market assumptions As of 01/01/2016 €m BRLm % NPV (2016e-2024e FCFs) 74 299 14% Terminal value 453 1,829 83% NPV tax credits 19 76 3% ENTERPRISE VALUE 546 2,204 100% 2017e EV/Sales 0.32x 2017e EV/EBITDA (post instalments) n.m. - EvEq Adjustments (125) (506) EQUITY VALUE 421 1,697 (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (BRLm) 6,126 6,228 6,870 7,886 9,139 11,202 13,464 15,826 18,299 20,388 21,815 +17.4% Growth % (%) +1.7% +10.3% +14.8% +15.9% +22.6% +20.2% +17.5% +15.6% +11.4% +7.0% EBITDA (bef. Instalment) (BRLm) (377) 61 211 377 569 806 1,031 1,287 1,483 1,647 1,762 +23.7% % of Net Sales (%) (6.2%) 1.0% 3.1% 4.8% 6.2% 7.2% 7.7% 8.1% 8.1% 8.1% 8.1% Instalment costs (%) (242) (315) (340) (397) (249) (304) (358) (405) (442) (462) (495) +13.1% % on Net Sales (%) (4.0%) (5.1%) (4.9%) (5.0%) (2.7%) (2.7%) (2.7%) (2.6%) (2.4%) (2.3%) (2.3%) EBITDA (BRLm) (619) (254) (129) (20) 319 502 674 881 1,041 1,185 1,268 +30.0% % of Net Sales (%) (10.1%) (4.1%) (1.9%) (0.2%) 3.5% 4.5% 5.0% 5.6% 5.7% 5.8% 5.8% - D&A (BRLm) (57) (55) (56) (61) (87) (125) (173) (228) (287) (346) (398) +31.8% % of GMV (%) (0.7%) (0.6%) (0.5%) (0.5%) (0.6%) (0.6%) (0.7%) (0.8%) (0.9%) (0.9%) (1.0%) % of Net Sales (%) (0.9%) (0.9%) (0.8%) (0.8%) (1.0%) (1.1%) (1.3%) (1.4%) (1.6%) (1.7%) (1.8%) EBIT (BRLm) (676) (309) (185) (81) 232 377 501 654 755 839 869 +29.3% % of Net Sales (%) (11.0%) (5.0%) (2.7%) (1.0%) 2.5% 3.4% 3.7% 4.1% 4.1% 4.1% 4.0% - Normative tax rate (BRLm) - - - (79) (128) (170) (222) (257) (285) (296) +29.3% % normative tax rate (%) 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% + D&A (BRLm) 57 55 56 61 87 125 173 228 287 346 398 +31.8% % on Net Sales (%) 0.9% 0.9% 0.8% 0.8% 1.0% 1.1% 1.3% 1.4% 1.6% 1.7% 1.8% - CAPEX (BRLm) (106) (89) (112) (135) (168) (216) (267) (319) (368) (410) (438) +19.5% % of GMV (%) (1.4%) (1.0%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) % on Net Sales (%) (1.7%) (1.4%) (1.6%) (1.7%) (1.8%) (1.9%) (2.0%) (2.0%) (2.0%) (2.0%) (2.0%) - Change in Normative WC (BRLm) 506 42 (3) (40) 71 116 128 133 139 118 80 +10.8% % on Net Sales (%) 8.3% 0.7% (0.0%) (0.5%) 0.8% 1.0% 0.9% 0.8% 0.8% 0.6% 0.4% WC % on Net Sales (9.1%) (8.1%) (7.1%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) Free cash flows (BRLm) (302) (244) (195) 143 275 364 473 556 608 614 +33.6% Free cash flows (€m) (75) (60) (48) 35 68 90 117 138 151 152 +33.6% WACC BRLm 1,697 (0.5%) (0.3%) 0.3% 0.5% (1.0%) 1,603 1,518 1,437 1,360 1,287 (0.5%) 1,742 1,649 1,560 1,477 1,397 1,897 1,794 1,697 1,606 1,519 0.5% 2,070 1,957 1,849 1,749 1,653 1.0% 2,266 2,139 2,020 1,908 1,803 €m (1.0%) 397 376 356 337 319 (0.5%) 432 408 387 366 346 470 445 421 398 376 0.5% 513 485 458 433 410 1.0% 562 530 501 473 447 PERPETUAL GROWTH PERPETUAL GROWTH

Nova: Discounted Cash Flow valuation (Down case) Project Delphes - 10 May 2016 16 Main assumptions: Down case valuation includes lower Sales growth beyond the Business Plan compared to High case (2019-24 CAGR of +16% vs. +17% for High case) due to a lower rebound in 2019/20 impacting 2021 onwards (growth is linearly decreasing to 2025 level) 2019 and 2020 rebound as per below: - +23.0% in 2019 at GMV level (vs. +24.5% for High case) - +25.0% for 2020 (vs. +28.0% for High case) Other valuation assumptions as per High case including instalments Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Exchange rate used for 2015: EUR1.00 = BRL 3.70 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.04 (1m average as of 06/05/2016); Valuation based on business plans prepared and provided by Cnova management and market assumptions (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (BRLm) 6,126 6,228 6,870 7,886 9,029 10,807 12,738 14,748 16,875 18,700 20,009 +15.7% Growth % (%) +1.7% +10.3% +14.8% +14.5% +19.7% +17.9% +15.8% +14.4% +10.8% +7.0% EBITDA (bef. Instalment) (BRLm) (377) 61 211 377 562 778 976 1,199 1,367 1,510 1,616 +21.9% % of Net Sales (%) (6.2%) 1.0% 3.1% 4.8% 6.2% 7.2% 7.7% 8.1% 8.1% 8.1% 8.1% Instalment costs (%) (242) (315) (340) (397) (246) (293) (338) (378) (407) (424) (454) +11.5% % on Net Sales (%) (4.0%) (5.1%) (4.9%) (5.0%) (2.7%) (2.7%) (2.7%) (2.6%) (2.4%) (2.3%) (2.3%) EBITDA (BRLm) (619) (254) (129) (20) 316 485 637 821 960 1,087 1,163 +28.1% % of Net Sales (%) (10.1%) (4.1%) (1.9%) (0.2%) 3.5% 4.5% 5.0% 5.6% 5.7% 5.8% 5.8% - D&A (BRLm) (57) (55) (56) (61) (86) (121) (163) (212) (264) (317) (365) +29.8% % of GMV (%) (0.7%) (0.6%) (0.5%) (0.5%) (0.6%) (0.6%) (0.7%) (0.8%) (0.9%) (0.9%) (1.0%) % of Net Sales (%) (0.9%) (0.9%) (0.8%) (0.8%) (1.0%) (1.1%) (1.3%) (1.4%) (1.6%) (1.7%) (1.8%) EBIT (BRLm) (676) (309) (185) (81) 230 363 474 609 696 770 797 +27.4% % of Net Sales (%) (11.0%) (5.0%) (2.7%) (1.0%) 2.5% 3.4% 3.7% 4.1% 4.1% 4.1% 4.0% - Normative tax rate (BRLm) - - - (78) (124) (161) (207) (237) (262) (271) +27.4% % normative tax rate (%) 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% + D&A (BRLm) 57 55 56 61 86 121 163 212 264 317 365 +29.8% % on Net Sales (%) 0.9% 0.9% 0.8% 0.8% 1.0% 1.1% 1.3% 1.4% 1.6% 1.7% 1.8% - CAPEX (BRLm) (106) (89) (112) (135) (166) (208) (252) (297) (340) (376) (402) +17.7% % of GMV (%) (1.4%) (1.0%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) % on Net Sales (%) (1.7%) (1.4%) (1.6%) (1.7%) (1.8%) (1.9%) (2.0%) (2.0%) (2.0%) (2.0%) (2.0%) - Change in Normative WC (BRLm) 506 42 (3) (40) 65 100 109 113 120 103 74 +9.8% % on Net Sales (%) 8.3% 0.7% (0.0%) (0.5%) 0.7% 0.9% 0.9% 0.8% 0.7% 0.6% 0.4% WC % on Net Sales (9.1%) (8.1%) (7.1%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) Free cash flows (BRLm) (302) (244) (195) 136 253 333 430 504 552 563 +32.4% Free cash flows (€m) (75) (60) (48) 34 63 82 107 125 137 140 +32.4% As of 01/01/2016 €m BRLm % NPV (2016e-2024e FCFs) 55 222 11% Terminal value 416 1,677 85% NPV tax credits 19 75 4% ENTERPRISE VALUE 489 1,974 100% 2017e EV/Sales 0.29x 2017e EV/EBITDA (post instalments) n.m. - EvEq Adjustments (125) (506) EQUITY VALUE 364 1,468 WACC BRLm 1,468 (0.5%) (0.3%) 0.3% 0.5% (1.0%) 1,380 1,302 1,228 1,158 1,092 (0.5%) 1,508 1,423 1,342 1,265 1,193 1,651 1,556 1,468 1,384 1,304 0.5% 1,810 1,706 1,608 1,515 1,428 1.0% 1,990 1,873 1,764 1,662 1,565 €m (1.0%) 342 323 304 287 270 (0.5%) 374 353 333 314 296 409 386 364 343 323 0.5% 448 423 398 375 354 1.0% 493 464 437 412 388 PERPETUAL GROWTH PERPETUAL GROWTH

Nova: Weighted Average Cost of Capital

The cost of capital is the minimum rate of return on the company's investments that would satisfy both shareholders (cost of equity) and lenders (cost of debt)

The Capital Asset Pricing Model (CAPM) is a widely used model by the market assessing the best estimation of the investor's expected return of an asset based on its beta and expected market returns

Selected Peers have been chosen for their business and geographical comparability (emerging markets)

WACC computation

WACC		SOURCE / COMMENTS
Risk free rate USD (Rf)	1.9%	3-month average USD BNP Paribas Arbitrage
Equity Risk Premium (ERP)	6.1%	3-month average USD BNP Paribas Arbitrage
Equity beta (β_e)	1.1	Peers' median asset beta leveraged for target gearing assumed at Nova
Country Risk Premium (CRP)	3.9%	10YR USD Govt bond spread Datastream
Cost of Equity (USD)	**12.8%**	**CoE = Rf + β*ERP + CRP**
US average inflation rate	2.0%	IMF 2016-20 Average US CPI (average of period)
Brazil average inflation rate	5.2%	IMF 2016-20 Average Brazil CPI (average of period)
Cost of Equity (BRL)	**16.3%**	**Fisher**
10YR Brazilian bonds (BRL)	14.2%	Brazil 10YR Generic Govt bond Datastream (1m average)
Corporate credit spread (Sp)	1.0%	Spread between company market cost of debt and selected risk free rate
Pre - Tax Cost of Debt (BRL)	**15.2%**	**CoD = R_f + Sp**
Normative tax rate (T)	34.0%	Brazil Corporate Income Tax rate
Target Gearing (G)	-	In line with median for selected peers
WACC BRL	16.3%	WACC = (G*CoD*(1-T) + CoE)/(1+G)

Beta computation

Company		Market Cap. (€m)[1]	EV (€m)	Equity beta	Net debt/ (Net cash)	Tax rate (%)	Asset beta	Gearing
Amazon		240,065	237,027	1.0	(3,129)	40%	1.0	(1.3%)
JD.com		37,931	34,418	1.3	(1,869)	25%	1.3	(4.9%)
Vipshop Holdings		6,419	6,187	1.4	(108)	25%	1.4	(1.7%)
B2W		841	1,729	1.9	842	34%	1.1	100.0%
Dangdang		492	314	1.0	(57)	25%	1.1	(11.7%)
Average All Peers		**57,150**	**55,935**	**1.3**			**1.2**	**16.1%**
Median All Peers		**6,419**	**6,187**	**1.3**			**1.1**	**(1.7%)**

Source: Company information, Datastream, BNP Paribas Arbitrage, Beta Barra GEM3 (Global beta); (1) 3-month average Market Cap.

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 17

Project Delphes - 10 May 2016 Nova: Trading multiples valuation (1/2) 18 Regression analysis Source: Datastream, company information. Note: Market cap. based on 3m avg share price 2017e EV/Sales vs. 2017e Gross Margin Methodology: Regression analysis performed on the entire peers sample. Gross Margin considered as the best financial indicator of profitability as most of the peers (incl. Nova) have a low or negative profitability at EBITDA or EBIT level Case 2 EvEq bridge is used for valuation by Trading multiples, since it adjusts Nova’s Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates 2017e EV/Sales 2017e Gross Margin Amazon Jd.Com Vipshop B2W Dangdang Nova y = 5.78x - 0.56 R² = 0.80 n.a. 0.25x 0.50x 0.75x 1.00x 1.25x 1.50x 1.75x 2.00x 10% 15% 20% 25% 30% 35% 40% 16.4% 0.39x Nova (€m) (BRLm) 2017e Gross Margin 16.4% 16.4% Implied 2017e EV/Sales 0.39x 0.39x 2017e Sales 1,702 6,870 EV 659 2,660 Ev-Eq adjustments (457) (1,844) Equity 202 816

Nova: Trading multiples valuation (2/2)

Alternative methodology to cross-check regression analysis

Methodology:
B2W assumed as the most comparable peer (similar market share, product offering, geographical footprint, size, etc.).
Multiple retained: 2017e B2W EV/Sales multiples with a discount to take into account Nova's lower profitability at Gross Margin level

Case 2 EvEq bridge is used for valuation by Trading multiples, since it adjusts Nova's Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates

Trading multiples

€m	Market Cap.	EV	EV/Sales 2016e	EV/Sales 2017e	EV/Sales 2018e	EV/EBITDA 2016e	EV/EBITDA 2017e	EV/EBITDA 2018e	EV/EBITA 2016e	EV/EBITA 2017e	EV/EBITA 2018e	Adjusted PE Ratio 2016e	Adjusted PE Ratio 2017e	Adjusted PE Ratio 2018e
Amazon.Com	240,065	237,027	2.02x	1.67x	1.39x	21.1x	15.9x	11.1x	nm	nm	21.2x	nm	nm	31.2x
Jd.Com	37,931	34,418	1.00x	0.76x	0.61x	nm	nm	19.5x	nm	nm	22.5x	nm	nm	30.3x
Vipshop	6,419	6,187	0.84x	0.65x	0.54x	13.2x	10.1x	8.2x	16.3x	11.9x	9.3x	20.4x	14.6x	11.7x
B2W	841	1,729	0.69x	0.60x	0.50x	9.4x	7.7x	6.1x	15.0x	11.2x	8.4x	nm	nm	nm
Dangdang	492	314	0.19x	0.15x	na	9.8x	4.7x	na	24.7x	5.6x	na	23.4x	7.7x	na
Average			**0.95x**	**0.77x**	**0.76x**	**13.4x**	**9.6x**	**11.2x**	**18.7x**	**9.6x**	**15.4x**	**21.9x**	**11.2x**	**24.4x**
Median			**0.84x**	**0.65x**	**0.58x**	**11.5x**	**8.9x**	**9.7x**	**16.3x**	**11.2x**	**15.2x**	**21.9x**	**11.2x**	**30.3x**
Financials (BRLm)			6,228	6,870	7,886									
Nova implied EV pre discount (BRL m)			***4,290***	***4,095***	***3,960***									
Nova implied EV pre discount (€m)			***1,063***	***1,015***	***981***									
Discount applied			*33.4%*	*24.9%*	*18.0%*	*Discount based on Nova / B2W Gross Margin ratio*								
Nova implied EV retained (BRLm)			***2,859***	***3,075***	***3,246***									
Nova implied EV retained (€m)			***708***	***762***	***804***									
EvEq adjustments (BRLm)		(1,844)												
EvEq adjustments (€m)		(457)												
Nova implied Eq value (BRLm)			***1,015***	***1,232***	***1,402***									
Nova implied Eq value (€m)			***252***	***305***	***347***									

Based on B2W 2018e EV/Sales multiple (without any discount), Nova implied Equity Value reach €524m. However, Nova is expected to generate negative cash flow in the next 3 years (respectively €(75)m, €(60)m and €(48)m in 2016e, 2017e and 2018e). By adjusting implied Equity Value by this negative cash flow generation (€183m), Nova Equity Value reach €341m

Operating benchmark

€m	Sales growth 2016e	Sales growth 2017e	Sales growth 2018e	Gross margin 2016e	Gross margin 2017e	Gross margin 2018e	EBITDA margin (1) 2016e	EBITDA margin (1) 2017e	EBITDA margin (1) 2018e	EBITA margin 2016e	EBITA margin 2017e	EBITA margin 2018e	Capex in % of sales 2016e	Capex in % of sales 2017e	Capex in % of sales 2018e
Amazon.Com	+25.1%	+20.8%	+20.8%	35.2%	36.8%	38.2%	9.6%	10.5%	12.4%	3.6%	4.8%	6.5%	5.1%	4.8%	4.9%
Jd.Com	+41.0%	+32.1%	+24.3%	14.7%	15.9%	17.6%	(0.6%)	0.9%	3.1%	(1.2%)	0.4%	2.7%	1.6%	1.3%	1.2%
Vipshop	+36.6%	+28.6%	+19.7%	24.4%	24.4%	24.4%	6.3%	6.4%	6.6%	5.1%	5.5%	5.8%	3.5%	2.8%	2.6%
B2W	+12.0%	+15.6%	+18.7%	21.5%	21.9%	22.3%	7.3%	7.8%	8.2%	4.6%	5.3%	6.0%	5.8%	5.0%	3.9%
Dangdang	+23.2%	+23.9%	na	15.7%	16.0%	na	1.9%	3.3%	na	0.8%	2.7%	na	0.7%	0.6%	na
Average	**+27.6%**	**+24.2%**	**+20.9%**	**22.3%**	**23.0%**	**25.6%**	**4.9%**	**5.8%**	**7.6%**	**2.6%**	**3.7%**	**5.3%**	**3.3%**	**2.9%**	**3.1%**
Median	**+25.1%**	**+23.9%**	**+20.2%**	**21.5%**	**21.9%**	**23.3%**	**6.3%**	**6.4%**	**7.4%**	**3.6%**	**4.8%**	**5.9%**	**3.5%**	**2.8%**	**3.2%**
Nova	***+1.7%***	***+10.3%***	***+14.8%***	***14.3%***	***16.4%***	***18.3%***	***1.0%***	***3.1%***	***4.8%***	***(5.0%)***	***(2.7%)***	***(1.0%)***	***1.4%***	***1.6%***	***1.7%***

Note: Exchange rate used for 2015: EUR1.00 = BRL 3.7 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.04 (1m average as of 06/05/2016); Market cap. based on 3m avg share price ;(1) before Instalments
Source: Datastream, company information.

BNP PARIBAS The bank for a changing world
Project Delphes - 10 May 2016 | 19

Nova: Transaction multiples valuation

For reference only

Limited number of relevant electronics e-commerce transactions with publicly available information

Small / mid-sized transactions and not completely comparable to Nova business model **except for Lojas Americanas / B2W (reference transaction)**

Recent Brazilian macroeconomic and political headwinds not factored in past transaction multiples

Selected precedent transactions and Nova implied Equity Value (€m)

Date	Target	Country	Business overview	Acquiror	% acquired	EV (USDm)	Implied multiples[1] xSales	Implied multiples[1] xEBITDA
Feb-16	Moip Pagamentos	Brazil	Online payment service provider	Wirecard	100%	26	n.a.	10.7x[2]
Nov-15	Avenida.com	Argentina	E-commerce (household, electronics, fashion, etc.)	Naspers Ltd and Tiger Global	n.a.	n.a.	n.a.	n.a.
Sep-15	Ingresso.com	Brazil	Online ticketing services	Fandango	100%	75	5.60x (2)	14.0x (2)
May-15	B2W Viagens	Brazil	Online travel agency	CVC	100%	26	1.00x	n.a.
Sep-14	Avenida.com	Argentina	E-commerce (household, electronics, fashion, etc.)	Naspers Ltd and Tiger Global	n.a.	n.a.	n.a.	n.a.
Sep-14	Kabum	Brazil	E-retailing of consumer electronics and technology goods	Management of Kabum	50%	n.a.	n.a.	n.a.
Feb-14	Avenida.com	Argentina	E-commerce (household, electronics, fashion, etc.)	IRSA propriedaes comerciales	n.a.	n.a.	n.a.	n.a.
Feb-14	OQVestir (Modanet)	Brazil	Luxury e-commerce store offering fashion products (clothes, shoes and accessories)	TMG Partners and Kaszek Ventures	35%	26	2.41x	n.m.
Jan-14	B2W Companhia Digital	Brazil	Online retailer	Lojas Americanas and Tiger Global Management	37%	2,396[3]	1.02x	15.1x
Aug-13	Campos Floridos Comercio de Cosméticos	Brazil	Beauty products e-retailing	Magazine Luiza	100%	12	1.66x	21.5x
Jan-12	Ideiasnet	Brazil	Digital Commerce, Digital Media, SaaS	Liberty Media	5%	n.a.	n.a..	n.a..
Mar-11	KaBuM	Brazil	E-retailing of electronics and technology goods	Insight Venture Partners	Minority stake	n.a.	n.a.	n.a.
Sep-09	BuscaPé	Brazil	E-commerce platform in Latin America	Naspers Limited	91%	n.a.	n.a.	n.a.
Aug-08	DeRemate	Latin America	Online trading platform in Argentina, Chile, Colombia and Mexico	MercadoLibre, Inc.	100%	n.a.	n.a.	n.a.
Dec-06	Submarino	Brazil	E-commerce	Lojas Americanas.com	Merger	n.m.	n.m.	n.m.
Selected transaction (B2W)							**1.02x**	**15.1x**
						2015 Nova financals (BRLm)	6,126	(377)[4]
						2015 Nova financals (€m)	1,655	(102)[4]
						Implied EV (BRLm)	**6,232**	***n.m.***
						Implied EV (€m)	**1,684**	***n.m.***
						EvEq adjustments (BRLm)	(1,844)	(1,844)
						EvEq adjustments (€m)	(457)	(457)
						Implied Equity Value (BRLm)	***4,388***	***n.m.***
						Implied Equity Value (€m)	***1,227***	***n.m.***

Note: Exchange rate used: EUR 1.00 = USD 1.14; (1) Implied multiples based on LTM financials; (2) Based on estimated sales and EBITDA; (3) Net debt as of 3Q13 does not include credit card accounts receivables net of discounts as cash; (4) before instalments
Source: Datastream, company information, Press

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 20

Project Delphes - 10 May 2016 21 Nova valuation Cdiscount valuation Cnova valuation Appendix 1 2 3 11 21 32 40

Project Delphes - 10 May 2016 Cdiscount: Multi-criteria valuation summary (€) Valuation summary in $ page 7 Trading multiple valuation based on two approaches: - Peers’ group median multiples - AO World multiples with a discount to take into consideration Cdiscount’s lower profitability 22 Valuation on a stand-alone basis (before holding costs) Cdiscount (France & International) Implied Equity value Note: Valuation based on business plans prepared and provided by Cnova management and market assumptions Relevancy Spot as of 12/04/16 1m avg 3m avg 6m avg 12m avg Since IPO @ IPO High case Mid point +/- 2.5% Down case Mid point +/- 2.5% Based on 2017e Min/Max Based on LTM EV/Sales +/- 2.5% EQUITY VALUE (€m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 Bridge Ev-Eq Case 1 (as of 31/12/15) 156 156 156 156 156 156 156 156 ENTREPRISE VALUE (€m) 156 656 1,156 1,656 2,156 2,656 3,156 3,656 2016e EV/Sales 1,841 0.08x 0.36x 0.63x 0.90x 1.17x 1.44x 1.71x 1.99x 2017e EV/Sales 2,000 0.08x 0.33x 0.58x 0.83x 1.08x 1.33x 1.58x 1.83x TRANSACTION MULTIPLES DCF BROKERS TARGET PRICE TRADING MULTIPLES Equity Value (€m) SHARE PRICE Methodology 1,419 1,284 1,070 1,255 1,492 1,350 1,166 1,319 1,455 1,317 x x x x xxx xx For reference

Cdiscount: EV – Equity adjustment

As of 31/12/2015

Note:
- Case 1 used for DCF valuation since Instalment costs are taken into account in the Cash Flows
- Case 2 is used for valuation by Trading multiples, since it adjusts Cdiscount's Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates

EV – Equity adjustment

Category	*Case 1: Normalized WC with instalments* Value retained (€m)	*Case 2: Normalized WC without instalments* Value retained (€m)	Comments
Long term financial debt	6.5	6.5	Incl. loans and borrowings, lease financing and accrued interests
Short term financial debt	129.5	129.5	Incl. loans and borrowings, lease financing and accrued interests
Cash & Cash equivalents	(146.4)	(146.4)	Incl. marketable securities
Net debt / (Net Cash)	**(10.4)**	**(10.4)**	
Securitization	-	-	
NWC seasonality cash adjustment	198.8	134.2	WC Normalisation from December levels to LTM average[(1)]
Debt increase if no factoring	-	198.3	Required to adjust Cash position for proceeds from Factoring
Financial Assets (incl. Associates)	(7.0)	(7.0)	Assets held for sale (Vietnam) and other financial assets
Deferred tax assets	(18.1)	(19.4)	NPV of use of €23m of deferred tax assets at Cdiscount
Employee benefits	1.7	1.7	Incl. pension provisions
Debt-like provisions	13.3	13.3	Incl. risks & charges provisions
Proceeds from sale of stake in Cdiscount Thailand	(27.6)	(27.6)	Transaction signed on Feb 27, 2016 and completed on Mar 21, 2016
Cash from dilutive financial instruments	-	-	
Minority interests	5.5	5.5	
Total Enterprise Value Adjustments	**156.1**	**288.6**	
	[DCF]	*[Multiples]*	

Note: (1) See detailed Working Capital normalization in appendix

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 23

MANAGEMENT FORECASTS EXTRAPOLATION NORM. (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 GMV excl taxes (€m) 2,116 2,476 2,773 3,185 3,758 4,547 5,334 6,060 6,660 7,072 7,249 Growth % (%) +17.0% +12.0% +14.8% +18.0% +21.0% +17.3% +13.6% +9.9% +6.2% +2.5% % of Direct Sales in GMV (%) 71.8% 65.2% 61.5% 56.8% 55.8% 54.8% 53.9% 52.9% 51.9% 50.0% 50.0% % of Marketplace in GMV (%) 28.2% 34.8% 38.5% 43.2% 44.2% 45.2% 46.1% 47.1% 48.1% 50.0% 50.0% Net sales HT (€m) 1,737 1,818 1,968 2,133 2,486 2,972 3,444 3,864 4,194 4,335 4,444 Growth % (%) +4.6% +8.2% +8.4% +16.6% +19.5% +15.9% +12.2% +8.5% +3.4% +2.5% o/w Direct Sales (€m) 1,579 1,615 1,706 1,808 2,097 2,493 2,873 3,205 3,458 3,536 3,625 Growth % (%) +2.2% +5.6% +6.0% +16.0% +18.9% +15.2% +11.6% +7.9% +2.2% +2.5% o/w MP Commissions (€m) 74 115 142 184 225 282 342 402 457 512 525 Growth % (%) +54.3% +23.9% +28.8% +22.4% +25.4% +21.5% +17.6% +13.7% +12.0% +2.5% Commissio n rate (%) 12.5% 13.3% 13.3% 13.3% 13.5% 13.7% 13.9% 14.1% 14.3% 14.5% 14.5% o/w Other (€m) 83 88 120 141 165 197 228 256 278 287 295 Growth % (%) +6.1% +35.9% +18.2% +16.6% +19.5% +15.9% +12.2% +8.5% +3.4% +2.5% Gross profit (€m) 225 264 321 383 457 560 666 766 853 921 946 Gross Margin (% of Net Sales) (%) 13.0% 14.5% 16.3% 17.9% 18.4% 18.9% 19.3% 19.8% 20.3% 21.2% 21.3% GM excl. MP (% of Net Sales) (%) 9.1% 8.7% 9.8% 10.2% 10.3% 10.4% 10.4% 10.5% 10.6% 10.7% 10.7% Total SG&A (€m) (213) (234) (258) (280) (328) (393) (457) (514) (560) (583) (598) % of Net Sales (%) (12.3%) (12.9%) (13.1%) (13.1%) (13.2%) (13.2%) (13.3%) (13.3%) (13.4%) (13.4%) (13.4%) EBITDA (bef. Instalment) (€m) 13 30 63 102 130 167 209 252 293 338 348 % of Net Sales (%) 0.7% 1.6% 3.2% 4.8% 5.2% 5.6% 6.1% 6.5% 7.0% 7.8% 7.8% Instalment costs (€m) (16) (30) (28) (28) (30) (36) (41) (46) (50) (52) (53) % of Net Sales (%) (0.9%) (1.7%) (1.4%) (1.3%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) EBITDA (€m) (3) (1) 35 74 100 132 168 206 243 286 295 % of Net Sales (%) (0.2%) (0.0%) 1.8% 3.5% 4.0% 4.4% 4.9% 5.3% 5.8% 6.6% 6.6% D&A (€m) (21) (24) (28) (30) (38) (50) (62) (75) (87) (98) (106) % of GMV (%) (1.0%) (1.0%) (1.0%) (0.9%) (1.0%) (1.1%) (1.2%) (1.2%) (1.3%) (1.4%) (1.5%) % of Net Sales (%) (1.2%) (1.3%) (1.4%) (1.4%) (1.5%) (1.7%) (1.8%) (1.9%) (2.1%) (2.3%) (2.4%) CAPEX (€m ) (43) (41) (46) (50) (58) (71) (83) (94) (104) (110) (113) % of GMV (%) (2.0%) (1.7%) (1.7%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) % of Net Sales (%) (2.5%) (2.3%) (2.3%) (2.3%) (2.4%) (2.4%) (2.4%) (2.4%) (2.5%) (2.5%) (2.5%) Change in Working Capital (€m) 24 48 21 25 24 32 32 28 22 9 7 Working Capital (€m) (78) (112) (127) (143) (166) (199) (230) (259) (281) (290) (297) % of Net Sales (%) (4.5%) (6.1%) (6.4%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) Inventory (COGS excl ship.) (days) 56 52 50 48 Receivables (Sales) (days) 24 21 20 20 Payables (COGS excl ship.) (days) 103 103 103 103 Change in WC - Other (€m) - 14 6 8 - - - - - - - Cdiscount – France: Business Plan overview (High case) Project Delphes - 10 May 2016 24 Improvement thanks to decreasing contribution of DS into GMV Increasing SG&A due to MP growing contribution into GMV Increasing contribution of MP in total GMV to reach 50% in normative year ~+100bps above LT French inflation (+1.5%) as ecommerce will benefit from high penetration rate Normative D&A slightly lower than Capex (investment phase) Stable WC at (6.7%) of Net Sales Improving Gross Margin due to increasing contribution of MP in GMV 2015 WC normalized based on monthly average # of days; decrease in # of days forecasted in the BP is applied to 2015 monthly average # of days to estimate “normalized” WC in 2016-2018 No Ducroire factoring from 2019 onwards Rebound following mgmt conservative 2016-18 view Less aggressive assumptions for Down case

Cdiscount – France: Discounted Cash Flow valuation (High case) Project Delphes - 10 May 2016 25 Main assumptions: Valuation as of 01/01/2016 Tax rate: 34.4% (French) WACC: 7.8% Before holding costs Tax credits included in the Free Cash Flows as the business plan period is long enough to fully use them Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Valuation based on business plans prepared and provided by Cnova management and market assumptions As of 01/01/2016 €m % NPV (2016e-2024e FCFs) 365 23% Terminal value 1,236 77% ENTERPRISE VALUE 1,601 100% 2017e EV/Sales 0.81x 2017e EV/EBITDA (post instalments) 45.1x - EvEq Adjustments (156) EQUITY VALUE 1,445 WACC 1,445 (0.5%) (0.3%) 0.3% 0.5% (1.0%) 1,331 1,259 1,192 1,131 1,075 (0.5%) 1,470 1,385 1,308 1,237 1,172 1,639 1,537 1,445 1,362 1,286 0.5% 1,847 1,723 1,611 1,511 1,421 1.0% 2,110 1,954 1,816 1,694 1,584 PERPETUAL GROWTH (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (€m) 1,737 1,818 1,968 2,133 2,486 2,972 3,444 3,864 4,194 4,335 4,444 +11.8% Growth % (%) +4.6% +8.2% +8.4% +16.6% +19.5% +15.9% +12.2% +8.5% +3.4% +2.5% EBITDA (bef. Instalment) (€m) 13 30 63 102 130 167 209 252 293 338 348 +21.1% % of Net Sales (%) 0.7% 1.6% 3.2% 4.8% 5.2% 5.6% 6.1% 6.5% 7.0% 7.8% 7.8% Instalment costs (%) (16) (30) (28) (28) (30) (36) (41) (46) (50) (52) (53) +11.8% % on Net Sales (%) (0.9%) (1.7%) (1.4%) (1.3%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) EBITDA (€m) (3) (1) 35 74 100 132 168 206 243 286 295 +23.5% % of Net Sales (%) (0.2%) (0.0%) 1.8% 3.5% 4.0% 4.4% 4.9% 5.3% 5.8% 6.6% 6.6% - D&A (€m) (21) (24) (28) (30) (38) (50) (62) (75) (87) (98) (106) +20.6% % of GMV (%) (1.0%) (1.0%) (1.0%) (0.9%) (1.0%) (1.1%) (1.2%) (1.2%) (1.3%) (1.4%) (1.5%) % of Net Sales (%) (1.2%) (1.3%) (1.4%) (1.4%) (1.5%) (1.7%) (1.8%) (1.9%) (2.1%) (2.3%) (2.4%) EBIT (€m) (24) (25) 7 44 61 82 106 131 155 188 189 +25.1% % of Net Sales (%) (1.4%) (1.4%) 0.4% 2.1% 2.5% 2.8% 3.1% 3.4% 3.7% 4.3% 4.3% - Normative tax rate (€m) - (2) (15) (21) (28) (36) (45) (53) (65) (65) +25.1% % normative tax rate (%) 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% + Use of tax credits - 2 6 - - - - - - - + D&A (€m) 21 24 28 30 38 50 62 75 87 98 106 +20.6% % on Net Sales (%) 1.2% 1.3% 1.4% 1.4% 1.5% 1.7% 1.8% 1.9% 2.1% 2.3% 2.4% - CAPEX (€m) (43) (41) (46) (50) (58) (71) (83) (94) (104) (110) (113) +13.5% % of GMV (%) (2.0%) (1.7%) (1.7%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) % on Net Sales (%) (2.5%) (2.3%) (2.3%) (2.3%) (2.4%) (2.4%) (2.4%) (2.4%) (2.5%) (2.5%) (2.5%) - Change in Normative WC (€m) 24 48 21 25 24 32 32 28 22 9 7 (16.7%) % on Net Sales (%) 1.4% 2.7% 1.1% 1.2% 1.0% 1.1% 0.9% 0.7% 0.5% 0.2% 0.2% WC % on Net Sales (4.5%) (6.1%) (6.4%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) Free cash flows (€m) 7 11 40 44 65 80 94 108 121 124 +22.5%

Cdiscount – France: Discounted Cash Flow valuation (Down case) Project Delphes - 10 May 2016 26 Main assumptions: Down case valuation includes lower Sales growth over the Business Plan compared to High case (2019-24 CAGR of +10% vs. +12% for High case) due to a lower rebound in 2019/20 impacting 2021 onwards (growth is linearly decreasing to 2025 level) 2019 and 2020 rebound as per below: - +16.5% in 2019 at GMV level (vs. +18.0% for High case) - +18.0% for 2020 (vs. +21.0% for High case) Other valuation assumptions as per High case Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Valuation based on business plans prepared and provided by Cnova management and market assumptions As of 01/01/2016 €m % NPV (2016e-2024e FCFs) 334 23% Terminal value 1,128 77% ENTERPRISE VALUE 1,462 100% 2017e EV/Sales 0.74x 2017e EV/EBITDA (post instalments) 41.2x - EvEq Adjustments (156) EQUITY VALUE 1,307 WACC 1,307 (0.5%) (0.3%) 0.3% 0.5% (1.0%) 1,201 1,136 1,075 1,020 968 (0.5%) 1,329 1,252 1,181 1,116 1,057 1,483 1,390 1,307 1,230 1,161 0.5% 1,673 1,560 1,458 1,367 1,284 1.0% 1,913 1,771 1,645 1,534 1,434 PERPETUAL GROWTH (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (€m) 1,737 1,818 1,968 2,133 2,455 2,861 3,248 3,586 3,850 3,958 4,057 +10.0% Growth % (%) +4.6% +8.2% +8.4% +15.1% +16.6% +13.5% +10.4% +7.4% +2.8% +2.5% EBITDA (bef. Instalment) (€m) 13 30 63 102 128 161 197 234 269 309 318 +19.3% % of Net Sales (%) 0.7% 1.6% 3.2% 4.8% 5.2% 5.6% 6.1% 6.5% 7.0% 7.8% 7.8% Instalment costs (%) (16) (30) (28) (28) (29) (34) (39) (43) (46) (48) (49) +10.0% % on Net Sales (%) (0.9%) (1.7%) (1.4%) (1.3%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) (1.2%) EBITDA (€m) (3) (1) 35 74 98 127 158 191 223 261 269 +21.5% % of Net Sales (%) (0.2%) (0.0%) 1.8% 3.5% 4.0% 4.4% 4.9% 5.3% 5.8% 6.6% 6.6% - D&A (€m) (21) (24) (28) (30) (38) (48) (59) (70) (80) (89) (96) +18.8% % of GMV (%) (1.0%) (1.0%) (1.0%) (0.9%) (1.0%) (1.1%) (1.2%) (1.2%) (1.3%) (1.4%) (1.5%) % of Net Sales (%) (1.2%) (1.3%) (1.4%) (1.4%) (1.5%) (1.7%) (1.8%) (1.9%) (2.1%) (2.3%) (2.4%) EBIT (€m) (24) (25) 7 44 61 79 100 121 143 172 173 +23.1% % of Net Sales (%) (1.4%) (1.4%) 0.4% 2.1% 2.5% 2.8% 3.1% 3.4% 3.7% 4.3% 4.3% - Normative tax rate (€m) - (2) (15) (21) (27) (34) (42) (49) (59) (59) +23.1% % normative tax rate (%) 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% + Use of tax credits - 2 6 - - - - - - - + D&A (€m) 21 24 28 30 38 48 59 70 80 89 96 +18.8% % on Net Sales (%) 1.2% 1.3% 1.4% 1.4% 1.5% 1.7% 1.8% 1.9% 2.1% 2.3% 2.4% - CAPEX (€m) (43) (41) (46) (50) (58) (68) (78) (88) (95) (100) (103) +11.7% % of GMV (%) (2.0%) (1.7%) (1.7%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) (1.6%) % on Net Sales (%) (2.5%) (2.3%) (2.3%) (2.3%) (2.4%) (2.4%) (2.4%) (2.4%) (2.5%) (2.5%) (2.5%) - Change in Normative WC (€m) 24 48 21 25 22 27 26 23 18 7 7 (19.7%) % on Net Sales (%) 1.4% 2.7% 1.1% 1.2% 0.9% 1.0% 0.8% 0.6% 0.5% 0.2% 0.2% WC % on Net Sales (4.5%) (6.1%) (6.4%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) (6.7%) Free cash flows (€m) 7 11 40 41 59 71 84 96 109 113 +21.3%

Cdiscount – International: Discounted Cash Flow valuation Project Delphes - 10 May 2016 27 Main assumptions: Valuation as of 01/01/2016 Tax rate: 34.4% (French) WACC: 12.8% derived as Cdiscount WACC (7.8%) increased by a country risk premium (+5.0%) Tax credits valued separately as the business plan period is not long enough to use current stock and tax losses carry forward generated over the BP period Normative year: - Perpetual growth rate: +7.0% (mostly emerging countries) with 2019 and 2020 @+40% and +45% reflecting continuous ramp-up of existing operations - EBITDA margin: 4% - D&A slightly lower than Capex as a % of Net Sales (Nova level) - Change in WC as a % of change in Net Sales: 2.3% (2018e level) Discounted Cash Flow model Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Note: Valuation based on business plans prepared and provided by Cnova management and market assumptions As of 01/01/2016 €m % NPV (2016e-2024e FCFs) (26) (263%) Terminal value 33 330% NPV tax credits 3 32% ENTERPRISE VALUE 10 100% 2017e EV/Sales 0.31x 2017e EV/EBITDA (post instalments) n.m. - EvEq Adjustments - EQUITY VALUE 10 (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2019-24 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (€m) 28 23 33 45 63 91 125 162 198 227 243 +29.4% Growth % (%) -15.9% +40.9% +36.4% +40.0% +45.0% +37.4% +29.8% +22.2% +14.6% +7.0% EBITDA (€m) (22) (6) (5) (4) (3) (3) (2) 0 4 9 10 n.m. % of Net Sales (%) (78.4%) (26.4%) (14.8%) (8.3%) (5.0%) (3.2%) (1.5%) 0.3% 2.1% 3.8% 4.0% - D&A (€m) (1) (1) (1) (1) (2) (2) (3) (4) (4) (5) (5) +21.0% % of Net Sales (%) (3.1%) (3.0%) (3.5%) (3.0%) (2.9%) (2.7%) (2.6%) (2.4%) (2.2%) (2.1%) (1.9%) EBIT (€m) (23) (7) (6) (5) (5) (5) (5) (3) (0) 4 5 n.m. % of Net Sales (%) (81.5%) (29.4%) (18.3%) (11.4%) (7.9%) (6.0%) (4.0%) (2.1%) (0.2%) 1.8% 2.1% - Normative tax rate (€m) - - - - - - - - (1) (2) n.m. % normative tax rate (%) 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% 34.4% + Use of tax credits - - - - - - - - 1 2 + D&A (€m) 1 1 1 1 2 2 3 4 4 5 5 +21.0% % on Net Sales (%) 3.1% 3.0% 3.5% 3.0% 2.9% 2.7% 2.6% 2.4% 2.2% 2.1% 1.9% - CAPEX (€m) (4) (3) (2) (1) (2) (2) (3) (4) (4) (5) (5) +24.7% % on Net Sales (%) (14.1%) (11.4%) (7.5%) (2.6%) (2.5%) (2.4%) (2.3%) (2.3%) (2.2%) (2.1%) (2.0%) - Change in Normative WC (€m) n.a. (1) (1) 0 0 1 1 1 1 1 0 +10.1% % of change in Net Sales (%) 23.2% (10.8%) 2.3% 2.3% 2.3% 2.3% 2.3% 2.3% 2.3% 2.3% Free cash flows (€m) (10) (8) (5) (4) (5) (4) (2) 1 5 5 n.m. WACC €m 10 (0.5%) (0.3%) 0.3% 0.5% (1.0%) 7 6 4 3 1 (0.5%) 11 9 7 5 4 15 12 10 8 6 0.5% 19 16 14 12 10 1.0% 25 22 19 16 13 PERPETUAL GROWTH

Cdiscount – France: Weighted Average Cost of Capital

The cost of capital is the minimum rate of return on the company's investments that would satisfy both shareholders (cost of equity) and lenders (cost of debt)

The Capital Asset Pricing Model (CAPM) is a model widely used by the market assessing the best estimation of the investor's expected return of an asset based on its beta and expected market returns

Peers have been chosen for their business and geographical comparability (focus on Europe)

WACC computation

WACC		SOURCE / COMMENTS
Risk free rate EUR (R_f)	0.2%	3-month average Associés en Finance
Equity Risk Premium (ERP)	7.3%	3-month average Associés en Finance
Equity beta (β_e)	1.0	Peers' median asset beta leveraged for target gearing assumed at Cdiscount
Country Risk Premium (CRP)	0.3%	10YR Govt bond spread Datastream
Cost of Equity (EUR)	**7.8%**	**CoE = Rf + βe*ERP + CRP**
Risk free rate EUR (R_f)	0.2%	3-month average Associés en Finance
Corporate credit spread (Sp)	2.8%	Spread between company market cost of debt and selected risk free rate
Pre-tax Cost of Debt (EUR)	**3.0%**	**CoD = R_f + Sp**
Normative tax rate (T)	34.4%	France Corporate Income Tax rate
Target Gearing (G)	-	In line with median of selected peers
WACC EUR	7.8%	WACC = (G*CoD*(1-T) + CoE)/(1+G)

Beta computation

Company	Market Cap. (€m)[1]	EV (€m)	Equity beta	Net debt/ (Net cash)	Tax rate (%)	Asset beta	Gearing
Amazon	240,065	237,027	1.0	(3,129)	40%	1.0	(1.3%)
Ao World	912	881	0.9	(32)	21%	0.9	(3.5%)
Zooplus	811	768	0.9	(44)	30%	1.0	(5.4%)
Showroomprive	584	464	0.7	(119)	34%	0.8	(20.4%)
Verkkokauppa	334	318	0.6	(26)	20%	0.7	(7.8%)
Banzai	159	134	1.1	(38)	31%	1.3	(24.0%)
Qliro	129	142	1.4	(7)	22%	1.5	(5.8%)
Average All Peers	**34,714**	**34,248**	**1.0**			**1.0**	**(9.7%)**
Median All Peers	**584**	**464**	**0.9**			**1.0**	**(5.8%)**

Source: Company information, Datastream, Exane BNP Paribas, Beta Barra GEM3 (Global beta); (1) 3-month average Market Cap.

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 28

Cdiscount: Trading multiples valuation (1/2)

A wider and more relevant peer group for Cdiscount compared to Nova

Methodology:
Multiple retained: 2017e peers group median EV/Sales multiples

Case 2 EvEq bridge is used for valuation by Trading multiples, since it adjusts Cdiscount's Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates

No discount applied to peers' median multiple even though Cdiscount has lower profitability generation than its peers due to relevant peer group

Trading multiples

€m	Market Cap.	EV	EV/Sales 2016e	EV/Sales 2017e	EV/Sales 2018e	EV/EBITDA 2016e	EV/EBITDA 2017e	EV/EBITDA 2018e	EV/EBITA 2016e	EV/EBITA 2017e	EV/EBITA 2018e	Adjusted PE Ratio 2016e	Adjusted PE Ratio 2017e	Adjusted PE Ratio 2018e
Amazon.Com	240,065	237,027	2.02x	1.67x	1.39x	21.1x	15.9x	11.1x	nm	nm	21.2x	nm	nm	31.2x
Ao World	912	881	0.97x	0.79x	na	nm	nm	na	nm	nm	na	nm	nm	na
Zooplus	811	768	0.84x	0.68x	0.57x	nm	23.9x	16.1x	nm	26.0x	17.0x	nm	47.9x	32.8x
Show roomprive	584	464	0.85x	0.71x	0.60x	14.3x	10.4x	8.0x	16.4x	11.7x	8.9x	33.7x	23.1x	17.6x
Verkkokauppa Com	334	318	0.78x	0.66x	0.58x	17.9x	11.7x	na	19.1x	12.3x	9.2x	25.7x	16.1x	na
Banzai	159	134	0.44x	0.34x	0.28x	26.0x	8.4x	4.7x	nm	16.4x	6.6x	nm	31.6x	12.5x
Qliro Group	129	142	0.24x	0.23x	0.21x	29.3x	24.9x	22.4x	nm	8.9x	6.2x	nm	10.7x	7.3x
Average			**0.88x**	**0.73x**	**0.61x**	**21.7x**	**15.9x**	**12.5x**	**17.7x**	**15.1x**	**11.5x**	**29.7x**	**25.9x**	**20.3x**
Median			**0.84x**	**0.68x**	**0.58x**	**21.1x**	**13.8x**	**11.1x**	**17.7x**	**12.3x**	**9.1x**	**29.7x**	**23.1x**	**17.6x**
Sales Cdiscount (€m)			**1,841**	**2,000**	**2,178**									
o/w Cdiscount France			1,818	1,968	2,133									
o/w Cdiscount Intl'			23	33	45									
Cdiscount implied EV pre discount (€m)			***1,552***	***1,358***	***1,254***									
Discount applied			-	-	-									
Cdiscount implied EV retained (€m)			***1,552***	***1,358***	***1,254***									
o/w Cdiscount France retained			*1,533*	*1,336*	*1,228*									
o/w Cdiscount Intl' retained			*20*	*22*	*26*									
EvEq adjustments (€m)		(289)												
Cdiscount implied Eq value (€m)			***1,264***	***1,070***	***965***									
o/w Cdiscount France			*1,244*	*1,048*	*940*									
o/w Cdiscount Intl'			*20*	*22*	*26*									

Operating benchmark

€m	Sales growth 2016e	Sales growth 2017e	Sales growth 2018e	Gross margin 2016e	Gross margin 2017e	Gross margin 2018e	EBITDA margin (1) 2016e	EBITDA margin (1) 2017e	EBITDA margin (1) 2018e	EBITA margin 2016e	EBITA margin 2017e	EBITA margin 2018e	Capex in % of sales 2016e	Capex in % of sales 2017e	Capex in % of sales 2018e
Amazon.Com	+25.1%	+20.8%	+20.8%	35.2%	36.8%	38.2%	9.6%	10.5%	12.4%	3.6%	4.8%	6.5%	5.1%	4.8%	4.9%
Ao World	+27.3%	+22.9%	na	17.8%	17.8%	na	0.8%	2.3%	na	(0.7%)	na	na	0.8%	na	na
Zooplus	+26.2%	+24.2%	+19.6%	28.2%	27.9%	na	2.1%	2.8%	3.5%	1.9%	2.6%	3.3%	0.3%	0.3%	0.3%
Show roomprive	+22.9%	+20.3%	+17.1%	40.3%	40.1%	40.9%	5.9%	6.8%	7.6%	5.2%	6.1%	6.8%	1.4%	1.4%	1.5%
Verkkokauppa Com	+19.3%	+17.6%	+13.1%	16.8%	18.1%	na	4.3%	5.6%	na	4.1%	5.4%	6.3%	0.3%	0.3%	0.3%
Banzai	+29.0%	+28.7%	+21.7%	20.5%	19.8%	21.5%	1.7%	4.1%	6.0%	(0.8%)	2.1%	4.3%	5.4%	4.2%	2.3%
Qliro Group	+6.5%	+5.9%	+6.1%	13.8%	14.5%	14.5%	0.8%	0.9%	1.0%	1.0%	2.5%	3.5%	2.0%	1.7%	1.5%
Average	**+22.3%**	**+20.0%**	**+16.4%**	**24.6%**	**25.0%**	**28.8%**	**3.6%**	**4.7%**	**6.1%**	**2.0%**	**3.9%**	**5.1%**	**2.2%**	**2.1%**	**1.8%**
Median	**+25.1%**	**+20.8%**	**+18.4%**	**20.5%**	**19.8%**	**29.8%**	**2.1%**	**4.1%**	**6.0%**	**1.9%**	**3.7%**	**5.3%**	**1.4%**	**1.6%**	**1.5%**
Cdiscount	***+4.6%***	***+8.2%***	***+8.4%***	***14.5%***	***16.3%***	***17.9%***	***1.6%***	***3.2%***	***4.8%***	***(1.4%)***	***0.4%***	***2.1%***	***2.3%***	***2.3%***	***2.3%***

Source: Datastream, company information. Note: Market cap. based on 3m avg share price; (1) before Instalments

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 29

Cdiscount: Trading multiples valuation (2/2)

Alternative methodology to cross-check peers' group median multiples

Methodology:
AO World assumed as the most comparable peer (business profile, product offering, size, etc.).
Multiple retained: 2017e AO World EV/Sales multiple with a discount to take into account Cdiscount's lower profitability at Gross Margin level

Case 2 EvEq bridge is used for valuation by Trading multiples, since it adjusts Cdiscount's Net Financial Debt for proceeds from Factoring, which is not taken into consideration in the applied aggregates

Trading multiples

€m	Market Cap.	EV	EV/Sales 2016e	EV/Sales 2017e	EV/Sales 2018e		EV/EBITDA 2016e	EV/EBITDA 2017e	EV/EBITDA 2018e	EV/EBITA 2016e	EV/EBITA 2017e	EV/EBITA 2018e	Adjusted PE Ratio 2016e	Adjusted PE Ratio 2017e	Adjusted PE Ratio 2018e
Amazon.Com	240,065	237,027	2.02x	1.67x	1.39x		21.1x	15.9x	11.1x	nm	nm	21.2x	nm	nm	31.2x
Ao World	912	881	0.97x	0.79x	na		nm	nm	na	nm	nm	na	nm	nm	na
Zooplus	811	768	0.84x	0.68x	0.57x		nm	23.9x	16.1x	nm	26.0x	17.0x	nm	47.9x	32.8x
Showroomprive	584	464	0.85x	0.71x	0.60x		14.3x	10.4x	8.0x	16.4x	11.7x	8.9x	33.7x	23.1x	17.6x
Verkkokauppa Com	334	318	0.78x	0.66x	0.58x		17.9x	11.7x	na	19.1x	12.3x	9.2x	25.7x	16.1x	na
Banzai	159	134	0.44x	0.34x	0.28x		26.0x	8.4x	4.7x	nm	16.4x	6.6x	nm	31.6x	12.5x
Qliro Group	129	142	0.24x	0.23x	0.21x		29.3x	24.9x	22.4x	23.1x	8.9x	6.2x	28.5x	10.7x	7.3x
Average			**0.88x**	**0.73x**	**0.61x**		**21.7x**	**15.9x**	**12.5x**	**19.5x**	**15.1x**	**11.5x**	**29.3x**	**25.9x**	**20.3x**
Median			**0.84x**	**0.68x**	**0.58x**		**21.1x**	**13.8x**	**11.1x**	**19.1x**	**12.3x**	**9.1x**	**28.5x**	**23.1x**	**17.6x**
Sales Cdiscount (€m)			**1,841**	**2,000**	**2,178**										
o/w Cdiscount France			1,818	1,968	2,133										
o/w Cdiscount Intl'			23	33	45										
Cdiscount implied EV pre discount (€m)			***1,790***	***1,583***	***na***										
Discount applied			*18.4%*	*8.1%*	*na*	*Discount based on Cdiscount / AO World Gross Margin ratio*									
Cdiscount implied EV retained (€m)			***1,461***	***1,454***	***na***										
o/w Cdiscount France retained			*1,442*	*1,430*	*na*										
o/w Cdiscount Intl' retained			*18*	*24*	*na*										
EvEq adjustments (€m)		(289)													
Cdiscount implied Eq value (€m)			***1,172***	***1,166***	***na***										
o/w Cdiscount France			*1,154*	*1,142*	*na*										
o/w Cdiscount Intl'			*18*	*24*	*na*										

Operating benchmark

€m	Sales growth 2016e	Sales growth 2017e	Sales growth 2018e	Gross margin 2016e	Gross margin 2017e	Gross margin 2018e	EBITDA margin (1) 2016e	EBITDA margin (1) 2017e	EBITDA margin (1) 2018e	EBITA margin 2016e	EBITA margin 2017e	EBITA margin 2018e	Capex in % of sales 2016e	Capex in % of sales 2017e	Capex in % of sales 2018e
Amazon.Com	+25.1%	+20.8%	+20.8%	35.2%	36.8%	38.2%	9.6%	10.5%	12.4%	3.6%	4.8%	6.5%	5.1%	4.8%	4.9%
Ao World	+27.3%	+22.9%	na	17.8%	17.8%	na	0.8%	2.3%	na	(0.7%)	na	na	0.8%	na	na
Zooplus	+26.2%	+24.2%	+19.6%	28.2%	27.9%	na	2.1%	2.8%	3.5%	1.9%	2.6%	3.3%	0.3%	0.3%	0.3%
Showroomprive	+22.9%	+20.3%	+17.1%	40.3%	40.1%	40.9%	5.9%	6.8%	7.6%	5.2%	6.1%	6.8%	1.4%	1.4%	1.5%
Verkkokauppa Com	+19.3%	+17.6%	+13.1%	16.8%	18.1%	na	4.3%	5.6%	na	4.1%	5.4%	6.3%	0.3%	0.3%	0.3%
Banzai	+29.0%	+28.7%	+21.7%	20.5%	19.8%	21.5%	1.7%	4.1%	6.0%	(0.8%)	2.1%	4.3%	5.4%	4.2%	2.3%
Qliro Group	+6.5%	+5.9%	+6.1%	13.8%	14.5%	14.5%	0.8%	0.9%	1.0%	1.0%	2.5%	3.5%	2.0%	1.7%	1.5%
Average	**+22.3%**	**+20.0%**	**+16.4%**	**24.6%**	**25.0%**	**28.8%**	**3.6%**	**4.7%**	**6.1%**	**2.0%**	**3.9%**	**5.1%**	**2.2%**	**2.1%**	**1.8%**
Median	**+25.1%**	**+20.8%**	**+18.4%**	**20.5%**	**19.8%**	**29.8%**	**2.1%**	**4.1%**	**6.0%**	**1.9%**	**3.7%**	**5.3%**	**1.4%**	**1.6%**	**1.5%**
Cdiscount	***+4.6%***	***+8.2%***	***+8.4%***	***14.5%***	***16.3%***	***17.9%***	***1.6%***	***3.2%***	***4.8%***	***(1.4%)***	***0.4%***	***2.1%***	***2.3%***	***2.3%***	***2.3%***

Source: Datastream, company information. Note: Market cap. based on 3m avg share price; (1) before Instalments

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 30

Cdiscount: Transaction multiples valuation

For reference only

Methodology:
Sample based on European electronics e-commerce transactions

Sample median EV/Sales applied to LTM Sales (Full Year 2015)

Only transactions with an EV >€50m have been retained

Selected precedent transactions and Cdiscount implied Equity Value (€m)

Date	Target	Country	Business overview	Acquiror	% acquired	EV (EURm)	Implied multiples[1] xSales	xEBITDA	xEBITA	PER
Dec-15	Materiel.net	France	Online retailer of high tech products	LDLC	100%	39	0.26x	--	10.9x	--
Feb-12	Bol.com	Netherlands	Books, entertainment, electronics devices and toys	Ahold	100%	350	0.99x	--	--	--
Oct-11	rueducomerce.com	France	Hightech retailer	Altarea Cogedim	96%	85	0.27x	15.8x	60.1x	72.0x
Apr-11	Tretti AB	Sweden	White goods and domestic appliances	CDON Group	97%	40	0.79x	13.0x	14.3x	--
Mar-11	Redcoon	Germany	Electronic goods	Metro Group	90%	139	0.39x	--	--	--
Dec-10	NetonNet	Sweden	Electronic products	Siba	97%	27	0.11x	5.5x	10.5x	--
Aug-10	CDON Group	Sweden	Movies, music, games, books and consumer electronics	Modern Times Group	100%	237	1.27x	17.0x	17.8x	--
Apr-09	Bol.com	Netherlands	Books, entertainment, electronics devices and toys	Cyrte Investments	100%	200	0.89x	--	--	--
Average - Selected transaction (EV >€50m)							**0.76x**	**16.4x**	**39.0x**	**72.0x**
Median - Selected transaction (EV >€50m)							**0.89x**	**16.4x**	**39.0x**	**72.0x**

2015 Cdiscount financials (€m)	1,765	(9) [2]
o/w Cdiscount France (€m)	1,737	13 [2]
o/w Cdiscount Intl' (€m)	28	(22) [2]
Implied EV (€m)	***1,576***	***n.m.***
o/w Cdiscount France (€m)	*1,551*	*205*
o/w Cdiscount Intl' (€m)	*25*	*n.m.*
EvEq adjustments (€m)	(289)	(289)
Implied Equity Value (€m)	***1,287***	***n.m.***

Retained transactions

Note: (1) Implied multiples based on LTM financials; (2) before instalments
Source: Datastream, company information, Press

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 31

Project Delphes - 10 May 2016 32 Nova valuation Cdiscount valuation Cnova valuation Appendix 1 2 3 11 21 32 40

Relevancy Equity Value (€m) Share Price (€) Spot as of 12/04/16 1m avg Min/Max of the VWAP 3m avg Min/Max of the VWAP 6m avg Min/Max of the VWAP 12m avg Min/Max of the VWAP Since IPO Min/Max of the VWAP @IPO (20/11/14) Min/Max of the brokers' target price High case Mid point +/- 2.5% Down case Mid point +/- 2.5% Based on 2017e EV/Sales +/- 2.5% Based on LTM EV/Sales +/- 2.5% EQUITY VALUE (€m) - 500 1,000 1,500 2,000 2,500 3,000 3,500 - 1.20 2.40 3.60 4.80 6.00 7.20 8.40 Bridge Ev-Eq Case 1 (as of 31/12/15) 175 175 175 175 175 175 175 175 ENTREPRISE VALUE (€m) 175 675 1,175 1,675 2,175 2,675 3,175 3,675 2016e EV/Sales 3,384 0.05x 0.20x 0.35x 0.50x 0.64x 0.79x 0.94x 1.09x 2017e EV/Sales 3,703 0.05x 0.18x 0.32x 0.45x 0.59x 0.72x 0.86x 0.99x SHARE PRICE TRANSACTION MULTIPLES Methodology TRADING MULTIPLES BROKERS TARGET PRICE DCF 897 874 874 874 874 587 1,859 1,669 1,368 2,482 1,152 1,180 1,180 1,360 2,716 3,167 2,463 1,566 1,955 1,754 1,438 2,609 1,021 952 999 1,496 1,839 1,037 1,907 1,711 2.03 1.98 1.98 1.98 1.98 1.33 4.21 3.78 3.10 5.62 2.61 2.67 2.67 3.08 6.15 7.18 5.58 3.55 4.43 3.98 3.26 5.91 2.31 2.16 2.26 3.39 4.17 2.35 4.32 3.88 xxx For reference xx xx xx xx xx For reference For reference For reference For reference Project Delphes - 10 May 2016 Cnova: multi-criteria valuation summary (€) Premiums applied correspond to the min and max of the median of premiums registered in buyout transactions in Brazil, Europe and US fulfilling the following criteria: i) ≥ EUR 100m deal value, ii) involving an initial stake ≥ 30%, iii) paid in cash and iv) occurring between 2011 – 2016 Valuation summary in $ page 8 33 Cnova (Equity value & Share price) Tender offer premium range applied on average point Note: Market data as of 12/04/2016, before JPM research report; (1) based on an IPO price of $7.00 and an exchange rate EUR/USD of 1.2543 (1)

Cnova: EV – Equity adjustments

As of 31/12/2015

EV – Equity adjustment

In €m	Case 1: Normalized WC with instalments					Case 2: Normalized WC without instalments					
Category	**Nova**	**+**	**Cdiscount**	**=**	**Cnova** [1]	**Nova**	**+**	**Cdiscount**	**=**	**Cnova** [2]	**Comments**
Long term financial debt	8.3	+	6.5	=	14.8	8.3	+	6.5	=	14.8	Incl. loans & borrowings, lease financing and accrued interests
Short term financial debt	2.7	+	129.5	=	132.2	2.7	+	129.5	=	132.2	Incl. loans & borrowings, lease financing and accrued interests
Shareholders' loan	111.1	+	-	=	-	111.1	+	-	=	-	Shareholders' loan from Cnova to Nova (€111m / $127m)
Cash & Cash equivalents	(254.4)	+	(146.4)	=	(400.8)	(254.4)	+	(146.4)	=	(400.8)	Incl. marketable securities
Net debt / (Net Cash)	**(132.3)**		**(10.4)**		**(253.8)**	**(132.3)**		**(10.4)**		**(253.8)**	
Securitization	-	+	-	=	-	-	+	-	=	-	
NWC seasonality cash adjustment	248.5	+	198.8	=	447.2	137.8	+	134.2	=	271.9	WC Normalisation from December levels to LTM average [3]
Debt increase if no factoring	-	+	-	=	-	444.1	+	198.3	=	642.4	Required to adjust cash position for proceeds from factoring
Financial Assets (incl. Associates)	-	+	(7.0)	=	(7.0)	-	+	(7.0)	=	(7.0)	Assets held for sale (Vietnam) and other financial assets
Deferred tax assets	(5.9)	+	(18.1)	=	(24.1)	(8.0)	+	(19.4)	=	(27.4)	NPV of deferred tax assets at Cdiscount and Nova
Employee benefits	-	+	1.7	=	1.7	-	+	1.7	=	1.7	Incl. pension provisions
Debt-like provisions	15.3	+	13.3	=	28.5	15.3	+	13.3	=	28.5	Incl. risks & charges provisions and preliminary provision for matters arising from on-going Nova Brazil accounting investigation and related shareholder litigation based on statements from the Company and legal diligence
Proceeds sale of stake Cdiscount Thailand	-	+	(27.6)	=	(27.6)	-	+	(27.6)	=	(27.6)	Transaction signed on Feb 27, 2016 and completed on Mar 21, 2016
Costs related to Class action filed in the US	-	+	-	=	5.0	-	+	-	=	5.0	Based on legal diligence
Cash from dilutive financial instruments	-	+	-	=	-	-	+	-	=	-	
Minority interests	-	+	5.5	=	5.5	-	+	5.5	=	5.5	
Total Enterprise Value Adjustments	**125.5**		**156.1**		**175.5**	**456.8**		**288.6**		**639.2**	
NOSH (in m)					**441.3**					**441.3**	As of 31/12/2015
			[DCF]					*[Multiples]*			

Note : Exchange rate used EUR 1.00= BRL4.04 (1m average as of 06/05/2016); (1) Case 1 is used for DCF valuation since Installment costs are taken into account in the Cash Flows; (2) Case 2 is used for valuation through Trading multiples, since it adjusts Nova's NWC and Net Financial Debt for Factoring impact, which is not taken into consideration in the applied aggregates; (3) Includes estimated on going Nova Brazil investigation at WC level - see detailed Working Capital normalization in appendix

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 34

Daily volumes Rotation (In EUR) 12/04/15 - 12/04/16 As of 12/04/16 Spot 1 2.6 0.0 0.00% 0.00% Last month 5 2.4 0.0 0.00% 0.02% Last 3 months 4 2.2 0.0 0.00% 0.02% Last 6 months 7 2.4 0.0 0.00% 0.03% Last 9 months 6 2.7 0.0 0.00% 0.02% Last 12 months 6 3.2 0.0 0.00% 0.02% Source: Datastream * Based on weighted average closing share price Traded volumes by price range Based on closing share price 12/04/15 - 12/04/16 Average '000 Wght. avg. share price Vol. in EURm* (In EUR per share) Over capital Over f ree f loat 63.1% 10.7% 2.4% 16.8% 7.1% 2.0 to 2.8 2.8 to 3.7 3.7 to 4.5 4.5 to 5.3 5.3 to 6.2 - 500 1,000 1,500 2,000 - 1.0 2.0 3.0 4.0 5.0 6.0 7.0 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 Volumes Cnova (Euronext) Cnova: Share Price Performance Project Delphes - 10 May 2016 35 In € - Euronext Paris Low liquidity of Cnova shares which does not offer a good exit for minorities Cnova share trading volume statistics Note: Market data as of 12/04/2016, before JPM research report Source: Datastream Cnova Share Price Performance vs. Main market references Share price Performance (In EUR) 12/04/15 - 12/04/16 As of 12/04/16 Min. Max. Spot -- 2.6 -- -- -- 1-month 2.0 2.3 2.7 24.0% 22.9% 3-month 2.0 2.2 2.7 20.3% 21.5% 6-month 2.0 2.3 3.1 (2.8%) (5.4%) 9-month 2.0 2.6 5.1 (44.1%) (44.0%) 12-month 2.0 3.4 6.2 (56.0%) (51.0%) Since IPO 2.0 4.2 7.2 @ IPO -- 5.6 -- NB: Weighted average and performance based on closing share price Vol. w ght. avg. Absolute perf . Rel. to Nasdaq (In EUR per share) 1.0 2.0 3.0 4.0 5.0 6.0 7.0 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 Cnova Nasdaq 100 (rebased)

Daily volumes Rotation (In USD) 12/04/15 - 12/04/16 As of 12/04/16 Spot 6 3.0 0.0 0.00% 0.02% Last month 64 2.6 0.2 0.01% 0.24% Last 3 months 139 2.4 0.3 0.03% 0.52% Last 6 months 104 2.5 0.3 0.02% 0.39% Last 9 months 90 2.9 0.3 0.02% 0.34% Last 12 months 95 3.7 0.4 0.02% 0.36% Source: Datastream * Based on weighted average closing share price Traded volumes by price range Based on closing share price 12/04/15 - 12/04/16 Average '000 Wght. avg. share price Vol. in USDm* (In USD per share) Over capital Over f ree f loat 53.9% 8.6% 4.3% 11.2% 22.0% 2.2 to 3.0 3.0 to 3.9 3.9 to 4.8 4.8 to 5.7 5.7 to 6.6 - 500 1,000 1,500 2,000 - 2.0 4.0 6.0 8.0 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 Volumes Cnova Cnova: Share Price Performance Project Delphes - 10 May 2016 36 In $ - Nasdaq Low liquidity of Cnova shares which does not offer a good exit for minorities Cnova share trading volume statistics Cnova Share Price Performance vs. Main market references Share price Performance (In USD) 12/04/15 - 12/04/16 As of 12/04/16 Min. Max. Spot -- 3.0 -- -- -- 1-month 2.3 2.6 3.1 26.4% 23.3% 3-month 2.2 2.4 3.1 26.4% 22.6% 6-month 2.2 2.5 3.4 (2.8%) (5.4%) 9-month 2.2 2.9 5.6 (43.1%) (44.8%) 12-month 2.2 3.7 6.6 (52.9%) (54.6%) Since IPO 2.2 4.7 8.5 @ IPO -- 7.0 -- NB: Weighted average and performance based on closing share price Vol. w ght. avg. Absolute perf . Rel. to Nasdaq (In USD per share) 2.0 3.0 4.0 5.0 6.0 7.0 Apr-15 May-15 Jun-15 Jul-15 Aug-15 Sep-15 Oct-15 Nov-15 Dec-15 Jan-16 Feb-16 Mar-16 Apr-16 Cnova Nasdaq 100 (rebased) Note: Market data as of 12/04/2016, before JPM research report Source: Datastream

Brokers' views on Cnova

Brokers valuing Cnova at an average target price of €2.4 based on brokers' notes before 12 April 2016 (i.e. JPM research report)

Last publication: Q1 2016 earnings release (24/04/2016)

Last publication before JPM research report: Q1 2016 sales release (12/04/2016)

Brokers' views (after last publication – before JPM research report)

(in EUR)

Broker	Analyst's name	Date of review	Reco.	Target price	Price @ reco.	Previous target[1]	% change vs. previous
Societe Generale	*Arnaud Joly*	12/04/2016	Neutral	2.3	2.6	2.3	-
HSBC	*Richard Cathcart*	12/04/2016	Neutral	2.6	2.6	2.6	-
Kepler Cheuvreux	*Aurelie Husson-Dumou*	12/04/2016	Neutral	2.0	2.6	2.0	-
Morgan Stanley	*Edward Hill-Wood*	08/04/2016	Neutral	3.0	2.7	3.5	(15.0%)
Goldman Sachs	*Irma Sgarz*	28/03/2016	Sell	1.3	2.3	1.4	(6.3%)
French broker	-	14/03/2016	Neutral	1.8	2.1	1.8	-
Credit Suisse	*Stephen Ju*	25/02/2016	Sell	3.5	2.1	3.5	-
Deutsche Bank	*Kevin LaBuz*	24/02/2016	Neutral	2.2	2.2	3.5	(37.5%)
Average				**2.4**		**2.6**	**(9.4%)**

Brokers' recommendations development[2]



11% 13% 11% 11% 11% 11% 11% 20% 25% 33% 33% 22% 22%
33% 38% 57% 44% 44% 44% 56% 78% 80% 75% 67% 67% 78% 67%
56% 50% 43% 44% 44% 44% 33% 11% 11%
Apr-15
Jun-15
Aug-15
Oct-15
Dec-15
Feb-16
Apr-16
Today
Buy
Hold
Sell

Target Price by range



(in EUR)
vs. spot as of 12/04/16
Min: 1.3
-49.0%
Avg.: 2.4
-10.0%
Max: 3.5
+35.9%
25.0%
25.0%
25.0%
12.5%
12.5%
1.3 to 1.8
1.8 to 2.2
2.2 to 2.7
2.7 to 3.1
3.1 to 3.5

Note: **Market data and brokers' view as of 12/04/2016, before JPM research report** and exchange rate used: EUR 1.00 = USD 1.14; (1) Before last publication; (2) includes all brokers (even before last earnings publication)
Source: Datastream

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 37

(in USD) 20/11/14 - 12/04/16 ('000) - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 Volumes Cnova Price at IPO 7.0 Declining Cnova share price since IPO due to recent Brazilian macroeconomics and political headwinds Project Delphes - 10 May 2016 38 Since IPO Cnova share price decreased by (57.6%) while increasing by +0.3% from start of the Brazilian inventory review to April 2016 Cnova share price and main results release since its IPO ($) Since its IPO Cnova share price has been impacted by - Results released below analysts’ expectations - Unfavourable Brazilian economic climate since Cnova IPO as well as FX deflation 29/04/15: Q1 2015 results: Margins published below expectations 22/07/15: Q2 2015 results: Margins and H2 2015 guidance below expectations 28/01/15: Q4 2014 results: Margins below expectations and cautious Q1 2015 guidance 28/10/15: Q3 2015 results: Poor performance in Brazil and decelerating growth trends 24/02/16: Q4 2015 results: Profits below consensus 18/12/15: Start of the Brazilian Cnova share price evolution (based on IPO price) -57.9% inventory review +0.3% Cnova share price performance and Brazilian Index ($; rebased on Cnova) EUR/BRL exchange rate evolution since Cnova IPO 2.5 3.0 3.5 4.0 4.5 5.0 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 1 2 3 4 5 6 7 8 9 Nov-14 Jan-15 Mar-15 May-15 Jul-15 Sep-15 Nov-15 Jan-16 Mar-16 Cnova Brazil Bovespa ($) Brazil Bovespa (BRL) (57.6%) (28.2%) (2.6%) Note: Market data as of 12/04/2016, before JPM research report Source: Datastream

WACC €m (0.50%) (0.25%) 0.25% 0.50% Holding costs' NPV (79) (77) (75) (73) (71) Holding costs: €15m in 2016e (conservative approach) and €7m in 2017e and onwards WACC: of 7.8% (Cdiscount) Tax rate: 25% (Netherlands) Holding costs valuation (€m) Cnova: Holding costs Project Delphes - 10 May 2016 39 Holding costs valued at ~€75m (~$85m) based on management forecasts Detailed Holding Costs (€m) Source: Materials provided by Cnova management Note: (1) including IR team wages starting in 2017 €m Dec-16 Dec-17 Tax and legal adv. (0.8) Printing - Merril (0.1) Legal & Compliance (0.9) - Audit fees (EY) (1.0) (0.2) Memberships & subs. (0.0) Conso (1.0) (0.2) Costs listing Nasdaq (0.0) FTI & other (0.2) (0.8) Membership (0.1) IR (0.4) (0.8) Wages NV & France (6.3) (1.1) Temporary employees (0.4) Director's fees (0.3) (0.3) Other labour costs (0.3) (0.2) Labour costs (7.2) (1.6) Travel expenses (0.3) Office rent and maintenance (0.6) (0.3) Other expenses (0.6) (0.3) Other general expenses (1.5) (0.6) Management fees (4.3) (1.9) ROC (15.4) (5.1) APCO (0.0) - Additional costs considering Nasdaq listing - (1.8) Total holding costs (15.4) (6.9) (1) Holding costs not included in stand-alone Business Plans for Nova and Cdiscount but included in Cnova valuation by SOTP as a separate item

Project Delphes - 10 May 2016 40 Nova valuation Cdiscount valuation Cnova valuation Appendix 1 2 3 11 21 32 40

Project Delphes - 10 May 2016 41 Nova valuation Cdiscount valuation Cnova valuation Appendix Additional valuation materials Synergies and holding cost savings Highlights on Q1 2016 releases Buyout premia analysis Additional information on peers' group 1 2 3 11 21 32 40 a b c d e 41 48 52 55 59

Multi-criteria valuation approach applied to Nova, Cdiscount and Cnova

Overview of valuation methodologies considered

Methodology	Nova	Cdiscount	Cnova
1 Share price performance	⊗ *Not applicable* *(Non-listed company)*	⊗ *Not applicable* *(Non-listed company)*	✓✓ ▪ Company share trading in the stock market. Average of different time horizons applied (spot, 1m, 3m, 6m, 12m, since IPO, at IPO) ▪ 6m, 12m, since IPO, at IPO price **for reference only**. Recent Brazilian macroeconomic and political headwinds strongly impacted Cnova's share price
2 Brokers	⊗ *Not applicable* *(Non-listed company)*	⊗ *Not applicable* *(Non-listed company)*	✓✓ *Benchmark* ▪ Share Target Prices estimated by brokers covering Cnova
3 Discounted Cash Flow ("DCF")	✓✓✓ ***Main valuation methodology*** *(take into account long term recovery)* ▪ Intrinsic methodology based on cash flow generation as expected by management (2016-18 business plan) ▪ BNP Paribas' business plan extrapolation up to 2024 to reach normative level in 2025 (assuming **continuing recovery of top line growth and margins)** ▪ **Factoring and financing of consumer credits included in cash flows at EBITDA level** ▪ Nova WACC in BRL estimated at 16.3% (incl. country risk premium - "CRP"- for Brazil)	✓✓✓ ***Main valuation methodology*** *(take into account long term recovery)* ▪ Cdiscount France WACC in EUR: 7.8% ▪ Cdiscount International WACC in EUR: 12.8% (Cdiscount WACC +5% CRP)	✓✓✓ ***Main valuation methodology*** *(take into account long term recovery)* ▪ SOTP based on Nova and Cdiscount valuation obtained through DCF (includes holding costs)
4 Trading multiples of comparable companies	✓✓ ▪ Peer group: Amazon and electronics e-commerce players active in emerging markets: JD.com, VIPShop, B2W Companhia (most comparable peer) and Dangdang ▪ Regression analysis: 1) peers' 2017e Gross Margin and 2017e EV/Sales, 2) 2017e B2W EV/Sales with a discount as B2W has higher Gross Margin	✓✓ ▪ Peer group: Amazon and small/mid-size e-commerce companies active in Europe with focus on consumer discretionary (electronics, apparel and pet food): AO World, Zooplus, SRP, Verkkokauppa.com, Banzai and Qliro Group ▪ 2 methodologies used: 1) 2017e peers' median EV/Sales, 2) 2017e AO World EV/Sales with a discount as AO World has higher Gross Margin	✓✓ ▪ SOTP based on Nova and Cdiscount valuation obtained through trading multiples (includes holding costs)
5 Transaction multiples	*For reference only* ▪ Limited number of relevant electronics e-commerce transactions with public information ▪ Recent Brazilian macroeconomic & political headwinds not factored in past multiples ▪ LTM multiple applied to Nova 2015 sales	*For reference only* ▪ Limited relevance in scenario under analysis ▪ To be fully consistent in the methodology approach for Cnova, Nova and Cdiscount	*For reference only* ▪ Limited relevance in scenario under analysis (where no control premium can be materialised) ▪ Recent Brazilian macroeconomic & political headwinds not factored in past transaction multiples

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 42

Working Capital normalisation

Case 1: Normative WC with instalments

Methodology:

WC adjustments derived as the difference between NWC at December level and the monthly average. Factored receivables are excluded from the Working Capital

Nova (BRLm)

	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	*(days)*	Avg. 15	*(days)*	Adj.
Inventory	606	674	865	722	657	744	807	749	836	921	992	749	*53*	777	*55*	**28**
Receivables	539	283	220	526	509	227	332	378	257	313	872	151	*7*	384	*18*	**233**
o/w Traditional Receivables	*539*	*283*	*220*	*526*	*509*	*227*	*332*	*378*	*257*	*313*	*872*	*151*		*384*		
o/w Receivable amounts sent to factoring	–	–	–	–	–	–	–	–	–	–	–	–		–		
Payables	(1,728)	(1,614)	(2,061)	(1,845)	(1,617)	(2,017)	(1,628)	(1,613)	(2,002)	(1,855)	(2,366)	(2,554)	*180*	(1,908)	*135*	**646**
Other	(50)	3	7	8	(19)	(17)	(34)	(31)	(0)	12	(178)	(112)	*n.m.*	(34)	*n.m.*	**77**
Non goods	145	163	235	243	239	258	264	243	232	226	209	203	*n.m.*	221	*n.m.*	**19**
Working Capital	(487)	(491)	(734)	(346)	(232)	(805)	(259)	(274)	(677)	(383)	(471)	(1,563)		(560)		**1,003**
Receivable amounts sent to factoring	–	–	–	–	–	–	–	–	–	–	–	–				**–**
Discount factor for Dec 15						–	*17%*	*33%*	*50%*	*67%*	*83%*	*100%*				
Monthly receivable amounts sent to factoring in Dec 15						–	–	–	–	–	–	–				
Cumulative receivable amounts sent to factoring in Dec 15						–	–	–	–	–	–	–				
Total WC adjustments																**1,003**

Cdiscount (€m)

	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	*(days)*	Avg. 15	*(days)*	Adj.
Inventory	221	213	213	230	217	224	222	213	229	262	299	241	*58*	232	*56*	**(9)**
Receivables	135	92	95	78	83	79	74	74	99	97	85	108	*23*	92	*19*	**(16)**
o/w Traditional Receivables	*135*	*92*	*95*	*78*	*83*	*79*	*74*	*74*	*99*	*97*	*85*	*108*		*92*		
o/w Receivable amounts sent to factoring	–	–	–	–	–	–	–	–	–	–	–	–		–		
Payables	(474)	(403)	(422)	(368)	(336)	(426)	(388)	(372)	(426)	(386)	(518)	(594)	*143*	(426)	*103*	**168**
Other	8	70	55	54	38	41	37	42	37	33	39	53	*n.m.*	42	*n.m.*	**(11)**
Non goods	11	4	(5)	2	(1)	(1)	(4)	(13)	(35)	(36)	(48)	(85)	*n.m.*	(18)	*n.m.*	**68**
Working Capital	(98)	(25)	(65)	(5)	1	(83)	(58)	(55)	(95)	(30)	(143)	(277)		(78)		**199**
Receivable amounts sent to factoring	–	–	–	–	–	–	–	–	–	–	–	–				**–**
Discount factor for Dec 15						–	*17%*	*33%*	*50%*	*67%*	*83%*	*100%*				
Monthly receivable amounts sent to factoring in Dec 15						–	–	–	–	–	–	–				
Cumulative receivable amounts sent to factoring in Dec 15						–	–	–	–	–	–	–				
Total WC adjustments																**199**

BNP PARIBAS

The bank for a changing world

Project Delphes - 10 May 2016 | 43

Working Capital normalisation

Case 2: Normative WC without instalments

Methodology:

WC adjustments derived as the difference between WC at December level and the LTM average. Working capital integrating factored receivables back

Adjustments for Receivables amounts sent to factoring: estimated as the amount of factored receivables to be outstanding in December (assuming receivables are paid in 6 monthly instalments on average)

Nova (BRLm)

	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	*(days)*	Avg. 15	*(days)*	Adj.
Inventory	606	674	865	722	657	744	807	749	836	921	992	749	*53*	777	*55*	**28**
Receivables	601	921	848	731	973	959	786	810	806	709	1,015	1,066	*50*	852	*40*	**(214)**
o/w Traditional Receivables	*539*	*283*	*220*	*526*	*509*	*227*	*332*	*378*	*257*	*313*	*872*	*151*		*384*		
o/w Receivable amounts sent to factoring	*62*	*639*	*628*	*205*	*464*	*733*	*454*	*432*	*549*	*395*	*143*	*915*		*468*		
Payables	(1,728)	(1,614)	(2,061)	(1,845)	(1,617)	(2,017)	(1,628)	(1,613)	(2,002)	(1,855)	(2,366)	(2,554)	*180*	(1,908)	*135*	**646**
Other	(50)	3	7	8	(19)	(17)	(34)	(31)	(0)	12	(178)	(112)	*n.m.*	(34)	*n.m.*	**77**
Non goods	145	163	235	243	239	258	264	243	232	226	209	203	*n.m.*	221	*n.m.*	**19**
Working Capital	(425)	148	(106)	(141)	232	(72)	195	158	(128)	12	(328)	(648)		(92)		**556**
Receivable amounts sent to factoring	62	639	628	205	464	733	454	432	549	395	143	915				**1,792**
Discount factor for Dec 15						*–*	*17%*	*33%*	*50%*	*67%*	*83%*	*100%*				
Monthly receivable amounts sent to factoring in Dec 15						*–*	*76*	*144*	*274*	*264*	*120*	*915*				
Cumulative receivable amounts sent to factoring in Dec 15						*–*	*76*	*220*	*494*	*758*	*877*	***1,792***				
Total WC adjustments																**2,348**

Cdiscount (€m)

	Jan-15	Feb-15	Mar-15	Apr-15	May-15	Jun-15	Jul-15	Aug-15	Sep-15	Oct-15	Nov-15	Dec-15	*(days)*	Avg. 15	*(days)*	Adj.
Inventory	221	213	213	230	217	224	222	213	229	262	299	241	*58*	232	*56*	**(9)**
Receivables	135	92	95	78	83	79	74	110	130	145	147	194	*41*	114	*24*	**(81)**
o/w Traditional Receivables	*135*	*92*	*95*	*78*	*83*	*79*	*74*	*74*	*99*	*97*	*85*	*108*		*92*		
o/w Receivable amounts sent to factoring	*–*	*–*	*–*	*–*	*–*	*–*	*–*	*36*	*31*	*48*	*63*	*87*		*22*		
Payables	(474)	(403)	(422)	(368)	(336)	(426)	(388)	(372)	(426)	(386)	(518)	(594)	*143*	(426)	*103*	**168**
Other	8	70	55	54	38	41	37	42	37	33	39	53	*n.m.*	42	*n.m.*	**(11)**
Non goods	11	4	(5)	2	(1)	(1)	(4)	(13)	(35)	(36)	(48)	(85)	*n.m.*	(18)	*n.m.*	**68**
Working Capital	(98)	(25)	(65)	(5)	1	(83)	(58)	(19)	(64)	18	(81)	(190)		(56)		**134**
Receivable amounts sent to factoring	–	–	–	–	–	–	–	36	31	48	63	87				**198**
Discount factor for Dec 15						*–*	*17%*	*33%*	*50%*	*67%*	*83%*	*100%*				
Monthly receivable amounts sent to factoring in Dec 15						*–*	*–*	*12*	*15*	*32*	*52*	*87*				
Cumulative receivable amounts sent to factoring in Dec 15						*–*	*–*	*12*	*28*	*60*	*112*	***198***				
Total WC adjustments																**332**

BNP PARIBAS

The bank for a changing world

Project Delphes - 10 May 2016 | 44

Nova DCF sensitivity to 2016 results (based on current trading) Project Delphes - 10 May 2016 45 A 5% decrease of 2016e sales growth has a negative impact of ~€32m on Nova Equity A 1% decrease on expected 2016e EBITDA margin has a negative impact of ~€13m on Nova Equity 2016e Sales and EBITDA (before instalment costs) sensitivity Note: Exchange rate used for 2015: EUR1.00 = BRL 3.70 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.04 (1m average as of 06/05/2016) Equity value sensitivity on 2016e metrics Based on High Case 2016e SALES 2016e Sales growth BRLm 2016e (10.0%) (7.5%) (5.0%) (2.5%) - 6,228 5,616 5,769 5,922 6,075 6,228 €m 1,543 1,391 1,429 1,467 1,505 1,543 2016e EBITDA (bef. Instalment) 2016e EBITDA margin BRLm 2016e (2.0%) (1.5%) (1.0%) (0.5%) - 61 (63) (32) (1) 30 61 €m 15 (16) (8) (0) 7 15 2017 sales growth ne doi t être égal à 2016 2016e Sales growth Discount vs. current Bul l ish case BRLm 1,697 (10.0%) (7.5%) (5.0%) (2.5%) - (10.0%) (7.5%) (5.0%) (2.5%) - (2.0%) 1,346 1,408 1,470 1,532 1,594 (21%) (17%) (13%) (10%) (6%) (1.5%) 1,369 1,432 1,495 1,557 1,620 (19%) (16%) (12%) (8%) (5%) (1.0%) 1,393 1,456 1,519 1,583 1,646 (18%) (14%) (10%) (7%) (3%) (0.5%) 1,416 1,480 1,544 1,608 1,672 (17%) (13%) (9%) (5%) (2%) - 1,439 1,503 1,568 1,633 1,697 (15%) (11%) (8%) (4%) - €m 421 (2.0%) 333 349 364 380 395 (1.5%) 339 355 370 386 401 (1.0%) 345 361 376 392 408 (0.5%) 351 367 383 398 414 - 357 373 389 405 421 2016e EBITDA margin 2016e EBITDA margin

Nova: DCF valuation for High case, but with stable instalment costs (1/2) Project Delphes - 10 May 2016 46 Main assumptions: Valuation including stable instalment costs (excluding SELIC rate which is expected to decrease). All other assumptions kept as per current High case Nova DCF Valuation as of 01/01/2016 Tax rate: 34% (Brazil) WACC: 16.3% Tax credits valued separately as the business plan period is not long enough to use current stock and tax losses carry forward generated in 2016-2018 Discounted Cash Flow model Note: Exchange rate used for 2015: EUR1.00 = BRL 3.70 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.04 (1m average as of 06/05/2016) Enterprise Value & Equity Value WACC & PGR Sensitivity on Equity Value Less favourable instalments costs impacts significantly Nova valuation (i.e. €161m EqV vs. €364-421m in our central DCF approach) (units) HISTO. MANAGEMENT FORECASTS EXTRAPOLATION NORM. CAGR (FYE 31/12) Dec-15 Dec-16 Dec-17 Dec-18 Dec-19 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 2016-18 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 Net sales (BRLm) 6,126 6,228 6,870 7,886 9,139 11,202 13,464 15,826 18,299 20,388 21,815 +12.5% Growth % (%) +1.7% +10.3% +14.8% +15.9% +22.6% +20.2% +17.5% +15.6% +11.4% +7.0% EBITDA (bef. Instalment) (BRLm) (377) 61 211 377 569 806 1,031 1,287 1,483 1,647 1,762 +148.3% % of Net Sales (%) (6.2%) 1.0% 3.1% 4.8% 6.2% 7.2% 7.7% 8.1% 8.1% 8.1% 8.1% Instalment costs (%) (242) (315) (340) (397) (415) (506) (595) (674) (735) (769) (823) +12.1% % on Net Sales (%) (4.0%) (5.1%) (4.9%) (5.0%) (4.5%) (4.5%) (4.4%) (4.3%) (4.0%) (3.8%) (3.8%) EBITDA (BRLm) (619) (254) (129) (20) 154 300 436 612 748 878 939 (72.3%) % of Net Sales (%) (10.1%) (4.1%) (1.9%) (0.2%) 1.7% 2.7% 3.2% 3.9% 4.1% 4.3% 4.3% - D&A (BRLm) (57) (55) (56) (61) (87) (125) (173) (228) (287) (346) (398) +5.7% % of GMV (%) (0.7%) (0.6%) (0.5%) (0.5%) (0.6%) (0.6%) (0.7%) (0.8%) (0.9%) (0.9%) (1.0%) % of Net Sales (%) (0.9%) (0.9%) (0.8%) (0.8%) (1.0%) (1.1%) (1.3%) (1.4%) (1.6%) (1.7%) (1.8%) EBIT (BRLm) (676) (309) (185) (81) 67 175 263 385 461 532 541 (48.9%) % of Net Sales (%) (11.0%) (5.0%) (2.7%) (1.0%) 0.7% 1.6% 2.0% 2.4% 2.5% 2.6% 2.5% - Normative tax rate (BRLm) - - - (23) (59) (90) (131) (157) (181) (184) n.m. % normative tax rate (%) 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% 34.0% + D&A (BRLm) 57 55 56 61 87 125 173 228 287 346 398 +5.7% % on Net Sales (%) 0.9% 0.9% 0.8% 0.8% 1.0% 1.1% 1.3% 1.4% 1.6% 1.7% 1.8% - CAPEX (BRLm) (106) (89) (112) (135) (168) (216) (267) (319) (368) (410) (438) +23.1% % of GMV (%) (1.4%) (1.0%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) (1.1%) % on Net Sales (%) (1.7%) (1.4%) (1.6%) (1.7%) (1.8%) (1.9%) (2.0%) (2.0%) (2.0%) (2.0%) (2.0%) - Change in Normative WC (BRLm) 506 42 (3) (40) 71 116 128 133 139 118 80 n.m. % on Net Sales (%) 8.3% 0.7% (0.0%) (0.5%) 0.8% 1.0% 0.9% 0.8% 0.8% 0.6% 0.4% WC % on Net Sales (9.1%) (8.1%) (7.1%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) (5.6%) Free cash flows (BRLm) (302) (244) (195) 33 142 207 296 362 405 398 (19.7%) Free cash flows (€m ) (75) (60) (48) 8 35 51 73 90 100 98 (19.7%) WACC BRLm 650 (0.5%) (0.3%) 0.3% 0.5% (1.0%) 574 521 470 421 375 (0.5%) 671 611 555 502 452 778 712 650 592 536 0.5% 897 824 755 691 630 1.0% 1,033 951 874 801 734 €m (1.0%) 142 129 116 104 93 (0.5%) 166 151 138 124 112 193 176 161 147 133 0.5% 222 204 187 171 156 1.0% 256 236 216 199 182 PERPETUAL GROWTH PERPETUAL GROWTH As of 01/01/2016 €m BRLm % NPV (2016e-2024e FCFs) (21) (86) (7%) Terminal value 293 1,183 102% NPV tax credits 15 60 5% ENTERPRISE VALUE 287 1,156 100% 2017e EV/Sales 0.17x 2017e EV/EBITDA (post instalments) n.m. - EvEq Adjustments (125) (506) EQUITY VALUE 161 650

Nova: DCF valuation for High case, but with stable instalment costs (2/2) Project Delphes - 10 May 2016 47 Equity value sensitivity Note: Exchange rate used for 2015: EUR1.00 = BRL 3.70 (2015 average) and from 2016 onwards: EUR 1.00= BRL4.04 (1m average as of 06/05/2016); (1) Cdiscount value based on Down case Nova Equity Value and cash compensation for Cnova sensitivities to sales growth and EBITDA margin all over the BP Value of 22% stake in Cnova(1) held by VV sensitivity Cash consideration before synergies for Cnova sensitivity Sales growth CAGR 19-24 +7.4% +9.9% +12.4% +14.9% +17.4% +19.9% +22.4% +24.9% +27.4% BRLm 650 (10.0%) (7.5%) (5.0%) (2.5%) - 2.5% 5.0% 7.5% 10.0% (2.0%) (921) (787) (621) (416) (167) 135 499 933 1,450 (1.5%) (777) (629) (446) (224) 46 371 759 1,222 1,770 (1.0%) (639) (476) (278) (37) 252 599 1,011 1,501 2,079 (0.5%) (502) (326) (112) 145 454 821 1,258 1,774 2,382 - (369) (179) 49 323 650 1,038 1,498 2,039 2,676 0.5% (238) (35) 208 498 843 1,251 1,733 2,301 2,966 1.0% (108) 107 364 669 1,032 1,461 1,966 2,559 3,253 1.5% 14 241 513 835 1,215 1,664 2,192 2,810 3,533 2.0% 135 375 660 998 1,396 1,865 2,415 3,059 3,810 EBITDA margin Sales growth CAGR 19-24 +7.4% +9.9% +12.4% +14.9% +17.4% +19.9% +22.4% +24.9% +27.4% €m 161 (10.0%) (7.5%) (5.0%) (2.5%) - 2.5% 5.0% 7.5% 10.0% (2.0%) (228) (195) (154) (103) (41) 34 124 231 359 (1.5%) (193) (156) (111) (55) 11 92 188 303 439 (1.0%) (158) (118) (69) (9) 62 148 251 372 515 (0.5%) (124) (81) (28) 36 112 203 312 439 590 - (91) (44) 12 80 161 257 371 505 663 0.5% (59) (9) 52 123 209 310 429 570 735 1.0% (27) 26 90 166 256 362 487 634 806 1.5% 3 60 127 207 301 412 543 696 875 2.0% 33 93 164 247 346 462 598 758 944 EBITDA margin 2017 sales growth doit être égal à 2015 Impl i ed 22% of Cnova Equi ty Val ue (€m) non amél ioration instalments costs Sales growth CAGR 19-24 +7.4% +9.9% +12.4% +14.9% +17.4% +19.9% +22.4% +24.9% +27.4% €m - (10.0%) (7.5%) (5.0%) (2.5%) - 2.5% 5.0% 7.5% 10.0% (2.0%) 362 284 293 304 318 334 354 378 406 (1.5%) 285 293 303 315 330 347 368 394 424 (1.0%) 292 301 312 325 341 360 382 409 440 (0.5%) 300 309 321 335 352 372 396 424 457 - 307 317 330 345 362 384 409 438 473 0.5% 314 325 338 354 373 395 422 452 489 1.0% 321 333 347 364 383 407 434 467 504 1.5% 328 340 355 373 393 418 447 480 520 2.0% 334 347 363 381 403 429 459 494 535 EBITDA margin non amél ioration instalments costs Impl i ed Cash consi derati on before synergi es (€m) Sales growth CAGR 19-24 +7.4% +9.9% +12.4% +14.9% +17.4% +19.9% +22.4% +24.9% +27.4% €m - (10.0%) (7.5%) (5.0%) (2.5%) - 2.5% 5.0% 7.5% 10.0% (2.0%) (201) (479) (447) (407) (359) (301) (231) (147) (47) (1.5%) (477) (449) (413) (370) (318) (255) (180) (91) 15 (1.0%) (450) (419) (381) (334) (278) (211) (132) (37) 75 (0.5%) (424) (390) (349) (299) (239) (168) (84) 16 133 - (398) (362) (318) (265) (201) (126) (38) 67 190 0.5% (373) (334) (287) (231) (164) (85) 8 118 246 1.0% (348) (306) (257) (198) (128) (45) 53 168 302 1.5% (324) (280) (228) (166) (92) (5) 97 216 356 2.0% (301) (255) (199) (134) (57) 33 140 264 409 EBITDA margin

Project Delphes - 10 May 2016 48 Nova valuation Cdiscount valuation Cnova valuation Appendix Additional valuation materials Synergies and holding cost savings Highlights on Q1 2016 releases Buyout premia analysis Additional information on peers' group 1 2 3 11 21 32 40 a b c d e 41 48 52 55 59

Nova / Via Varejo expected synergies: detailed analysis from Friedrich, Heilbronn & Fiszer

Detailed initiatives

Initiative	Description	EBITDA impact (2018 run rate) BRL	EBITDA impact (2018 run rate) USD
Logistic rationalization	■ Synergies from **new transportation model** (e.g. include Cnova in VV carriers), **strategic sourcing** (contracts renegotiations, etc.), **rationalised network and organisation, inbound freight**, etc. ⇨ *Logistics savings expected: Between BRL83m – BRL113m (12%-16% of cost base) by 2018*	*BRL98m*	*$28m*
Kiosk introduction in VV stores	■ Offer Nova assortment to VV store customers: categories / products not available in-stores and services sales expected on this additional volume ⇨ *Additional sales expected: +BRL450m on sales and +BRL24m on services for VV by 2018*	*BRL23m*	*$6m*
Click & Collect development	■ **Increasing number of pick-up points from 419 to 650** and allowing the pick-up of **all products** (VV and non VV sourced) as well as products bought on **another group's banner web site** ⇨ *Additional sales expected: +5.0% for Nova by 2018*	*BRL16m*	*$5m*
Out of stock reduction at Nova	■ **Reduction of the out of stock rate from 17% to 9%** at Nova on top 350 selling SKUs (representing half of Nova sales) between 2015 and 2018 ⇨ *Additional sales expected: +4.0% for Nova by 2018*	*BRL10m*	*$3m*
Omni-channel Advertising	■ **Mutualisation** of advertising strategy with the **same advertising expenditures:** Nova will benefit from VV Television campaigns while VV will benefit from online advertising on Nova sites ⇨ *Additional sales expected: +0.5% for VV and +1.5% for Nova by 2018*	*BRL13m*	*$4m*
Customer litigation costs decrease at Nova	■ Customer litigation costs should be reduced significantly by **an improved logistics service** ⇨ *Customer litigation costs expected to decrease by 50% for Nova by 2017*	*BRL25m*	*$7m*
Headquarters rationalization	■ Optimization of HQ costs (Finance, Commercial and B2B, HR, Customer services, Executives, etc.) ■ No closures expected ⇨ *HQ costs expected to decrease by 20% by 2017*	*BRL23m*	*$6m*
Brazil / France e-commerce de-synergies	■ Nova will not benefit from cross border services sales to international suppliers any more ■ Other existing synergies with Cdiscount should be preserved (international sourcing, best practices) ⇨ *Lost of sales expected: BRL4.3m of sales generated in 2015*	*BRL(4)m*	*$(1)m*
Total		*BRL204m*	*$57m*

Source: M.M. Friedrich, Heilbronn & Fiszer (the above doesn't represent any separate analysis by BNP Paribas)
Note: Exchange rate used: USD 1.00 = BRL 3.55

BNP PARIBAS The bank for a changing world
Project Delphes - 10 May 2016 | 49

WACC (0.50%) (0.25%) 0.25% 0.50% 208 205 201 198 195 4.5x 4.4x 4.3x 4.2x 4.2x Synergies' NPV Implied Multiple (x) based on run-rate Nova / Via Varejo expected synergies focus Project Delphes - 10 May 2016 50 Synergies valued at ~$201m (~€177m) Phasing: All sources of synergies expected to be run-rate in 2018 (74% in 2017) Probability of completion: 100% WACC: Nova WACC at 16.3% Tax rate: 34% (Brazil) Estimated Cash Flow Post Tax ($m) Pre-tax synergies ($m) Synergies valuation ($m) Source: M.M. Friedrich, Heilbronn & Fiszer as provided by Cnova management(the above doesn’t represent any separate analysis by BNP Paribas) 10 26 35 35 2016e 2017e 2018e Norm. Dec-16 Dec-17 Dec-18 Net gains ($m) Logistic rationalization 11 21 28 Kiosk introduction in VV stores 1 3 6 Click & Collect development 1 3 5 Out-of stock reduction at NV 1 3 3 Omnichannel Advertising 1 4 4 Brazil / France e-commerce de-synergies (1) (1) (1) Customer litigation costs decrease at Nova 2 7 7 Headquarters rationalization 1 6 6 Total expected - pre % of completion 17 46 57 Probabi l i ty of completion 100.0% 100.0% 100.0% Total expected - post % of completion 17 46 57 Synergies ramp-up Logistic rationalization 41% 76% 100% Kiosk introduction in VV stores 17% 50% 100% Click & Collect development 20% 60% 100% Out-of stock reduction at NV 33% 100% 100% Omnichannel Advertising 33% 100% 100% Brazil / France e-commerce de-synergies 83% 100% 100% Customer litigation costs decrease at Nova 25% 100% 100% Headquarters rationalization 13% 100% 100% Total synergies ramp-up 29% 74% 100% % of success 100% 90% 80% 70% 60% 50% Synergies' NPV 201 181 161 141 121 101

Synergies & Holding costs savings: DCF valuation exercise Estimated Cash Flow Post Tax ($m) Holding costs: $17m in 2016e (conservative approach) and $8m in 2017e onwards Estimated savings of $10m per year starting in 2017 Valuation parameters Probability of success: 100% WACC: Cdiscount WACC of 7.8% Tax rate: 25% (Netherlands) Following the contemplated transaction, holding costs are expected to decrease by $10m per year, which represents a total value of $90m (€79m), and will fully beneficiate to Cnova Estimated Cash Flow Post Tax ($m) All sources of synergies expected to be run-rate in 2018 (74% in 2017) Valuation parameters Probability of success: 100% WACC: Nova WACC at 16.3% Tax rate: 34% (Brazil) Following the contemplated transaction, synergies are expected to represent $35m per year (CF post Tax) which represents a total value of $201m (€177m) Project Delphes - 10 May 2016 51 Cnova could benefit from estimated holding costs savings and synergies up to 50% Holding costs savings Source: provided by Management Synergies 17 8 8 8 10 10 10 2017e 2018e 2019e Norm. Holding costs Holding costs savings 10 26 35 35 2016e 2017e 2018e Norm. % of success 100% 90% 80% 70% 60% 50% 90 81 72 63 54 45 Holding costs savings' NPV % of success 100% 90% 80% 70% 60% 50% Synergies' NPV 201 181 161 141 121 101 Source: M.M. Friedrich, Heilbronn & Fiszer as provided by Cnova management

Project Delphes - 10 May 2016 52 Nova valuation Cdiscount valuation Cnova valuation Appendix Additional valuation materials Synergies and holding cost savings Highlights on Q1 2016 releases Buyout premia analysis Additional information on peers' group 1 2 3 11 21 32 40 a b c d e 41 48 52 55 59

Cnova - Highlights on Q1 2016

Cnova
CDISCOUNT & NOVA PONTOCOM

Key financials (€m)

Cnova N.V. *(Unaudited)*	Q1 2016	Q1 2015 (Preliminary)	Change (2016/2015)
1st quarter			
GMV	**1,138**	**1,222**	**(6.9%)**
o/w: Cdiscount	*736*	*623*	*+18.2%*
o/w: Nova	*402*	*599*	*(32.9%)*
Net Sales	**742**	**893**	**(16.9%)**
o/w: Cdiscount	*468*	*406*	*+15.2%*
o/w: Nova	*274*	*487*	*(43.8%)*
Gross profit	**93**	**100**	**(6.6%)**
% margin	*12.6%*	*11.2%*	*+139bp*
o/w : Cdiscount	65	54	+21.2%
% margin	*14.0%*	*13.3%*	*+69bp*
o/w : Nova	28	46	(39.1%)
% margin	*10.2%*	*9.5%*	*+78bp*
SG&A	**(124)**	**(135)**	**(8.4%)**
o/w: Cdiscount	*(69)*	*(68)*	*+1.2%*
o/w: Nova	*(55)*	*(67)*	*(18.1%)*
Operating EBIT	**(31)**	**(35)**	**n.m.**
% margin	*(4.1%)*	*(4.0%)*	*(17bp)*
o/w : Cdiscount	(4)	(15)	n.m.
% margin	*(0.9%)*	*(3.6%)*	*+271bp*
o/w : Nova	(27)	(21)	n.m.
% margin	*(9.7%)*	*(4.3%)*	*(544bp)*
Net profit/(loss) from cont. activities	**(66)**	**(49)**	**n.m.**
Adjusted EPS	**(0.11)**	**(0.08)**	**n.m.**
Last 12 months			
Net cash from continuing activities	**(118)**	**286**	**n.m.**
o/w change in operating working cap.	7	270	(97.4%)
Capex	**(63)**	**(76)**	**(17.1%)**
Free cash flow	**(181)**	**210**	**n.m.**

Source: Company press release, April 26 2016

Brokers' views

"Numbers missed our already conservative expectations, mostly due to ongoing adjustments at the company's Brazilian subsidiary, resulting in a net loss from continued operations of €66mn vs. GS €35mn/ cons. €14mn"

Goldman Sachs, 26th April 2016

"After a rough 2015, there are some signs of encouragement for Cnova. In France Cdiscount is trading above expectations, with 1-2% share gain in the electronics category and solid KPIs on traffic, repeat purchase behaviour and gross margin. Cnova highlights the recent customer service enhancements. Cnova also points out that marketplace commissions were up +59% YoY. However, the business remains at break-even status within a market that it both trading well, but also likely to become increasingly competitive"

Morgan Stanley, 26th April 2016

"Following in line results and sequential smaller losses, we continue to see diverging trends between Cdiscount France, confirming its path to profitability, and Brazil, lagging both in terms of sales, profitability and track record"

J.P. Morgan Cazenove, 26th April 2016

"CNV's 1Q showed some stability in France on top-line metrics but its Brazilian business continues to face to a number of challenges"

Deutsche Bank, 27th April 2016

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 53

B2W - Highlights on Q1 2016

Key financials[1] (BRLm)

B2W	Q1 2016	Q1 2015	Change (2016/2015)
GMV	2,461	2,542	(3.2%)
o/w marketplace	*14.2%*	*3.2%*	*+1,100bp*
Net Sales	1,733	2,138	(19.0%)
Gross profit	323	472	(31.6%)
% margin	*18.6%*	*22.1%*	*(345bp)*
SG&A	(196)	(342)	(42.8%)
EBITDA	127	130	(2.2%)
% margin	*7.3%*	*6.1%*	*+120bp*
EBIT	54	83	(35.2%)
% margin	*3.1%*	*3.9%*	*(77bp)*
Net profit/(loss)	(133)	(50)	n.m.
Cash flow from operating activities	(451)	(390)	n.m.
o/w change in working capital	(216)	(275)	(21.7%)
Capex	(129)	(136)	(5.1%)
Change in cash balance	(136)	(34)	n.m.

Note: (1) including the effects of the consolidation of B2W's transportation subsidiaries
Source: Company press release, May 5 2016

Brokers' views

"B2W presented a big slump in sales during the quarter, falling 19% YoY, dragged down by the overall slowdown of online sales in Brazil and further pressured by the increase in the tax burden since January 1st. […] Our take on B2W's 1Q16 results is that the extensive roster of strategic initiatives to leverage its digital platform is still very far from translating into a more compelling operating and financial performance. […] Realistically, we don't rule out the need for additional capital increases in the near future, as the company has already burned most of the proceeds from the last injection in 2013 and is back at 2.8x net debt-to-EBITDA, up from 1.5x last December"

Brasil Plural, 5th May 2016

"The company did a good job in controlling expenses to mitigate the impact on operating profitability, but once more bottom line was very negative on surging financial expenses"

Credit Suisse, 6th May 2016

"A larger than expected decline in net revenue (-19% Y/Y) was compensated by a good improvement of 120 bps in the EBITDA margin. However, financial expenses once again came in significantly above our expectations. […] However, more concerning in our view is that indebtedness keeps creeping up while EBITDA has now started to decline, resulting in net debt/EBITDA above 5x in 1Q16. […] Despite of the improvement in the reported EBITDA margin, after including the operating items booked as financial expenses, adjusted EBITDA declined 27% Y/Y, with 40 bps margin contraction (as % of gross sales), mainly because of an 8% increase in conditional (cash) discounts"

Morgan Stanley, 6th May 2016

BNP PARIBAS The bank for a changing world
Project Delphes - 10 May 2016 | 54

Project Delphes - 10 May 2016 55 Nova valuation Cdiscount valuation Cnova valuation Appendix Additional valuation materials Synergies and holding cost savings Highlights on Q1 2016 releases Buyout premia analysis Additional information on peers' group 1 2 3 11 21 32 40 a b c d e 41 48 52 55 59

Transaction premiums

France

Premiums calculated by taking as the reference date either:
i) when available, the rumour date (the day that news of the transaction begins to circulate around the market)
ii) the announcement date of the transaction, in the event that the former cannot be clearly ascertained

The premiums are computed as follows:
i) **Last day:** the purchase premium relative to the volume-weighted average share price 1 day before the rumour or announcement date
ii) **1-month, 3-month, 6-month premiums:** the purchase premium offered above the volume-weighted average share price 1 month, 3 months, and 6 months before the pre-rumour or announcement date respectively

Completed transactions i) ≥ 100m EUR deal value, ii) involving an initial stake ≥ 30%, iii) paid in cash and iv) occurring between 2011 - 2016

									Premium				
Target	Acquiror	Announc. date	Deal value (> 100 EURm)	Initial stake (in %)	% of shares acquired	Final stake (in %)	% of shares tendered / targeted	Deal status	Last day	1 month	3 months	6 months	12 months
Cegereal	Northwood Investors	28/09/2015	191.3	59.8%	38.7%	98.4%	96.1%	Completed	30.0%	28.2%	26.8%	21.2%	23.1%
NextradioTV	News Participations	27/07/2015	298.5	50.4%	45.1%	95.5%	90.9%	Completed	16.4%	24.6%	27.5%	30.3%	41.0%
Canal +	Vivendi	13/05/2015	496.0	48.5%	48.6%	97.1%	94.3%	Completed	25.4%	27.9%	26.6%	29.8%	31.5%
Norbert Dentressangle	XPO Logistics	29/04/2015	702.5	66.7%	19.5%	86.3%	58.7%	Completed	37.8%	41.1%	47.3%	62.2%	79.4%
Foncière des Régions	Foncière des Murs	23/02/2015	970.7	43.1%	0.1%	43.2%	0.2%	Completed	-7.6%	-6.3%	3.4%	2.6%	4.1%
EuroDisney	Walt Disney Company	20/02/2015	270.8	72.3%	9.8%	82.2%	35.5%	Completed	0.3%	-0.5%	-1.2%	-2.8%	-4.9%
Havas	Bolloré	17/10/2014	1,562.6	36.2%	46.3%	82.5%	72.5%	Completed	19.5%	25.6%	32.8%	37.8%	35.6%
Générale de Santé	Ramsay / Predica	10/10/2014	149.6	83.4%	2.2%	85.6%	13.2%	Completed	3.2%	8.0%	10.8%	17.7%	26.0%
CNIM	Soluni /Dmitrieff	01/07/2014	139	56.2%	0.0%	56.2%	0.0%	Completed	37.3%	37.5%	34.9%	37.1%	44.9%
Ciments Français	Italcementi	22/05/2014	438	83.8%	16.2%	100.0%	100.0%	Completed	23.6%	30.3%	39.1%	46.9%	62.9%
Boursorama	Société Générale	18/03/2014	261	75.9%	24.1%	100.0%	100.0%	Completed	22.1%	23.5%	30.9%	38.7%	50.2%
Groupe Bourbon SA	Jaccar Holdings SA	16/03/2014	849	26.2%	29.6%	55.8%	40.1%	Completed	24.2%	18.2%	17.9%	19.2%	19.8%
Oeneo	Andromede Investissement	30/04/2013	123	37.9%	24.8%	62.7%	40.0%	Completed	17.2%	21.8%	21.9%	32.8%	35.1%
LaCie	Seagate Technology	14/06/2012	153	64.5%	27.6%	92.1%	77.8%	Completed	34.7%	43.1%	34.6%	38.5%	46.3%
LVL Medical	Air Liquide	08/06/2012	326	70.5%	29.5%	100.0%	100.0%	Completed	90.0%	98.0%	107.0%	116.0%	116.0%
Average									**25%**	**28%**	**31%**	**35%**	**41%**
Median									**24%**	**26%**	**28%**	**33%**	**36%**

Sources: Company filings and official documents, Datastream, Dealogic, Mergermarket

BNP PARIBAS The bank for a changing world
Project Delphes - 10 May 2016 | 56

Transaction premiums

Brazil & US

Premiums calculated by taking as the reference date either:
i) when available, the rumour date (the day that news of the transaction begins to circulate around the market),
ii) the announcement date of the transaction, in the event that the former cannot be clearly ascertained

The premiums are computed as follows:
i) **Last day:** the purchase premium relative to the volume-weighted average share price 1 day before the rumour or announcement date
ii) **1-month, 3-month, 6-month premiums:** the purchase premium offered above the volume-weighted average share price 1 month, 3 months, and 6 months before the pre-rumour or announcement date respectively

Completed transactions i) ≥ 100m EUR deal value, ii) involving an initial stake ≥ 30%, iii) paid in cash and iv) occurring between 2011 - 2016

Brazil

Target	Acquiror	Rumour	Announcement	Effective	Deal value	Initial stake	% acquired	Final stake	Last day	1 m	3 m	6 m	12 m
DASA	Cromossomo Participacoes II	-	27/04/2015	02/02/2016	€286m	72%	28%	100%	7.1%	16%	4.9%	1.2%	(5.7%)
Abril Educacao SA	Tarpon Investimentos	30/10/2015	20/11/2015	22/12/2015	€297m	41%	35%	76%	5.0%	5.3%	5.6%	6.7%	10%
Souza Cruz SA	British Tobacco	-	23/02/2015	15/10/2015	€2 847m	75%	22%	98%	15%	19%	27%	32%	31%
COELBA	Neoenergia	-	16/01/2015	27/02/2015	€172m	88%	8.5%	96%	30%	29%	29%	29%	26%
Autometal SA	CIE Automotive	-	07/04/2014	18/09/2014	€202m	75%	25%	100%	18%	27%	24%	19%	13%
COELCE	ENEL	20/08/2013	14/01/2014	19/05/2014	€180m	59%	15%	74%	21%	19%	18%	12%	13%
Net Servicos	Embrapar	-	17/10/2013	28/11/2013	€138m	90%	6.0%	96%	2.3%	3.3%	3.6%	0.2%	0.3%
Confab Industrial	Techint Holdings	-	18/01/2012	24/04/2012	€559m	43%	53%	96%	27%	36%	38%	31%	31%
Vale Fertilizantes	Vale SA	-	22/06/2011	24/01/2012	€911m	84%	16%	100%	35%	40%	47%	47%	43%
Universo Online	Folhapar	26/07/2011	30/08/2011	29/12/2011	€152m	59%	14%	73%	20%	22%	21%	20%	30%
Average					€621m	70%	23%	93%	18%	22%	22%	20%	18%
Median					€286m	75%	22%	96%	18%	19%	24%	19%	13%
Max					€2 847m	90%	53%	100%	35%	40%	47%	47%	43%
Min					€138m	41%	6.0%	74%	2.3%	3.3%	3.6%	0.2%	(5.7%)

US

		Date				Stake			Premium				
Target	Acquiror	Rumour	Announcement	Effective	Deal value	Initial stake	% acquired	Final stake	Last day	1 mth	3 mth	6 mth	12 mth
Dole Food Co	Castle & Cooke Inc	-	11/06/2013	01/11/2013	€316m	40%	61%	100%	32%	33%	28%	26%	21%
rue21	Apax Partners	-	23/05/2013	10/10/2013	€766m	30%	70%	100%	23%	25%	34%	40%	42%
Sauer-Danfoss Inc	Danfoss A/S	-	28/11/2012	12/04/2013	€536m	76%	24%	100%	49%	49%	47%	50%	46%
Venoco Inc	Timothy M. Marquez	-	29/08/2011	03/10/2012	€263m	50%	50%	100%	39%	30%	8.3%	(3.7%)	(17%)
Kenneth Cole Inc	Kenneth D Cole	-	24/02/2012	25/09/2012	€111m	46%	54%	100%	17%	19%	26%	32%	31%
M&F Worldwide	MacAndrews & Forbes	-	13/06/2011	21/12/2011	€192m	43%	57%	100%	47%	25%	12%	6.8%	3.5%
Average					€364m	47%	53%	100%	35%	30%	26%	25%	21%
Median					€290m	45%	55%	100%	36%	28%	27%	29%	26%
Max					€766m	76%	70%	100%	49%	49%	47%	50%	46%
Min					€111m	30%	24%	100%	17%	19%	8.3%	(3.7%)	(17%)

Sources: Company filings and official documents, Datastream, Dealogic, Mergermarket; Note I: Deal value of transactions converted into euro at the rate of exchange prevailing on the relevant rumour (if available) or announcement date; Note II: Two US transactions were excluded from final consideration as their premiums were clear outliers in the sample group: the 2016 acquisition of APR Energy by Fairfax Financial Holdings and the 2013 purchase of Clearwire Corporation by Sprint Nextel

BNP PARIBAS The bank for a changing world

Project Delphes - 10 May 2016 | 57

Transaction premiums

Rest of Europe

Premiums calculated by taking as the reference date either:
i) when available, the rumour date (the day that news of the transaction begins to circulate around the market)
ii) the announcement date of the transaction, in the event that the former cannot be clearly ascertained

The premiums are computed as follows:
i) **Last day:** the purchase premium relative to the volume-weighted average share price 1 day before the rumour or announcement date
ii) **1-month, 3-month, 6-month premiums:** the purchase premium offered above the volume-weighted average share price 1 month, 3 months, and 6 months before the pre-rumour or announcement date respectively

Completed transactions i) ≥ 100m EUR deal value, ii) involving an initial stake ≥ 30%, iii) paid in cash and iv) occurring between 2011 - 2016

Rest of Europe

		Date				Stake			Premium				
Target	**Acquiror**	**Rumour**	**Announcement**	**Effective**	**Deal value**	**Initial stake**	**% acquired**	**Final stake**	**Last day**	**1 m**	**3 m**	**6 m**	**12 m**
Infinis Energy plc	Terra Firma Capital	-	22/10/2015	17/12/2015	€242m	69%	32%	100%	40%	39%	37%	26%	11%
Colt Group SA	Fidelity	-	19/06/2015	12/08/2015	€810m	62%	38%	100%	21%	23%	26%	29%	34%
Fortune Oil plc	Fortune Dynasty	-	18/12/2014	09/03/2015	€142m	57%	43%	100%	58%	46%	36%	21%	3.0%
WMF	KKR & Co	19/06/2014	23/07/2014	20/01/2015	€188m	50%	23%	73%	14%	15%	20%	22%	25%
Perform Group	Access Industries	-	01/09/2014	02/12/2014	€391m	43%	45%	87%	28%	24%	18%	13%	3.4%
Campofrio Food	Sigma Alimentos	-	14/11/2013	13/06/2014	€309m	37%	63%	100%	11%	15%	19%	23%	29%
Henex	UFB, SAMC, and SPI	-	21/10/2013	24/01/2014	€390m	56%	44%	100%	26%	26%	26%	27%	28%
Demag Cranes	Terex Corp	-	30/01/2012	21/01/2014	€232m	82%	18%	100%	16%	18%	20%	17%	22%
Compagnie d'Entreprises	Ackermans & Van Haaren	-	19/09/2013	24/12/2013	€138m	48%	12%	60%	3.6%	6.6%	3.9%	1.7%	1.2%
Impregilo	Salini	-	06/02/2013	30/04/2013	€913m	35%	57%	92%	5.0%	4.5%	10%	17%	22%
Vueling Airlines	International Airlines Group	-	08/11/2012	23/04/2013	€124m	46%	45%	91%	69%	80%	85%	93%	95%
Brisa	Tagus	-	29/03/2012	13/03/2013	€584m	50%	35%	85%	17%	14%	14%	13%	3.8%
Telenet Group	Liberty Global	-	19/09/2012	18/01/2013	€332m	50%	8.0%	58%	13%	13%	5.5%	5.3%	10%
Duvel Moortgat	Fibemi	12/10/2012	19/12/2012	15/01/2013	€125m	74%	26%	100%	2.4%	11%	16%	20%	23%
CIMPOR	Camargo Correa	20/10/2011	30/03/2012	10/01/2013	€1 010m	33%	27%	60%	10%	11%	9.4%	7.8%	8.4%
Edison	EDF	27/12/2011	15/02/2012	06/09/2012	€893m	81%	19%	100%	7.2%	13%	8.5%	6.0%	7.2%
International Power	GDF Suez	-	29/03/2012	29/06/2012	€7 719m	70%	30%	100%	9.0%	13%	19%	22%	26%
Benetton Group	Edizione	-	01/02/2012	30/03/2012	€147m	75%	18%	92%	14%	41%	46%	30%	11%
EGL	Axpo Holdings	-	20/06/2011	27/02/2012	€168m	91%	9.0%	100%	22%	21%	20%	22%	22%
Omega Pharma	Couckinvest	27/05/2011	02/09/2011	20/12/2011	€611m	30%	70%	100%	13%	11%	8.1%	4.9%	6.2%
Bulgari	LVMH Moet	-	07/03/2011	27/09/2011	€1 419m	67%	33%	100%	61%	61%	59%	60%	72%
Medion	Lenovo	-	01/06/2011	23/08/2011	€271m	37%	43%	80%	19%	27%	29%	22%	20%
CEPSA	IPIC	-	16/02/2011	26/07/2011	€4 037m	47%	53%	100%	25%	29%	39%	48%	53%
Rank Group	Guoco Group	-	06/05/2011	18/07/2011	€224m	41%	34%	75%	2.1%	0.9%	4.3%	8.6%	14%
CNP	Erbe	-	03/03/2011	20/06/2011	€1 501m	72%	28%	100%	23%	20%	23%	25%	28%
Feintool International	Franke Artemis	-	17/01/2011	07/04/2011	€101m	33%	48%	81%	11%	11%	8.5%	7.3%	7.5%
Average					€885m	55%	35%	90%	21%	23%	23%	23%	23%
Median					€321m	50%	33%	100%	15%	16%	19%	22%	21%
Max					€7 719m	91%	70%	100%	69%	80%	85%	93%	95%
Min					€101m	30%	8.0%	58%	2.1%	0.9%	3.9%	1.7%	1.2%

Sources: Company filings and official documents, Datastream, Dealogic, Mergermarket; Note I: Deal value of transactions converted, when applicable, into euro at the rate of exchange prevailing on the relevant rumour (if available) or announcement date; Note II: Countries screened for transactions comprise: Austria, Belgium, Germany, Ireland, Italy, Netherlands, Portugal, Spain, Switzerland, UK

BNP PARIBAS

The bank for a changing world

Project Delphes - 10 May 2016 | 58

Project Delphes - 10 May 2016 59 Nova valuation Cdiscount valuation Cnova valuation Appendix Additional valuation materials Synergies and holding cost savings Highlights on Q1 2016 releases Buyout premia analysis Additional information on peers' group 1 2 3 11 21 32 40 a b c d e 41 48 52 55 59

Broker Date CURRENCY WACC g Normative year Cost of equity Credit Suisse 29/01/2016 USD 10.5% 3.0% 2021 Jefferies 29/01/2016 USD 12.0% 4.0% 2026 Cantor Fitzgerald 28/01/2016 USD 10.0% 3.0% 2021 AVERAGE 10.8% 3.3% 2023 - UBS 26/01/2016 USD 12.1% Nomura 22/01/2016 USD 10.7% 3.0% Suntrust Robinson Humphrey 22/01/2016 USD 10.0% 4.0% 2024 Jefferies 18/01/2016 USD 13.1% 4.0% 2025 15.2% Everbright Securities 03/12/2015 USD 9.1% 2.0% 14.0% AVERAGE 11.0% 3.3% 2025 14.6% Morgan Stanley 29/02/2016 USD 14.0% 4.0% 2026 14.0% Nomura 29/02/2016 USD 11.3% 4.0% UBS 26/02/2016 USD 10.7% Macquarie 26/02/2016 USD 11.6% 1.2% 2021 13.5% BNP Paribas Group 26/02/2016 USD 12.0% 3.0% AVERAGE 11.9% 3.1% 2024 13.8% Crédit Suisse 11/03/2016 BRL 15.9% 8.0% 2026 16.9% JP Morgan 28/01/2016 BRL 15.7% 8.0% 2026 22.7% Votorantim Corretora 10/09/2015 BRL 12.1% 4.5% 2025 13.4% AVERAGE 14.6% 6.8% 2026 17.7% Morgan Stanley 24/12/2015 USD 15.0% 4.0% HSBC 03/09/2015 USD 21.4% 5.0% 21.4% Credit Suisse 10/06/2015 USD 12.0% 3.0% Barclays 01/06/2015 USD 17.4% 3.0% AVERAGE 16.5% 3.8% - 21.4% AVERAGE 12.8% 3.9% 2024 16.4% MEDIAN 12.0% 4.0% 2025 14.6% WACC Consensus – Nova peers Project Delphes - 10 May 2016 60 Source: Brokers

Project Delphes - 10 May 2016 Brokers’ valuation methodology 61 Analysts mainly using DCF to value Nova’s peers COMPANY # OF BROKERS ANALYZED METHODOLOGY 1 % METHODOLOGY 2 % METHODOLOGY 3% 9 Mul tiples (incl . EV/sales, EV/EBITDA, EV/FCF, EV/GMV, EV/GP, P/E) 100% DCF 44% Long-term CSOI(1) margins 11% 10 DCF 70% Multiples (incl. P/Sales, EV/Sales, EV/EBITDA, EV/FCF, P/E) 40% 11 Mul tiples (incl . P/E, PEG, EPADS) 55% DCF 55% 9 DCF 89% Multiples (incl. EV/Sales, EV/EBITDA) 33% DANGDANG 6 DCF 67% Multiples (Incl. P/E, PER) 33% Main methodologies used Source: Brokers Note: Consolidated Segment Operating Income

Broker Date CURRENCY WACC g Normative year Cost of equity Credit Suisse 29/01/2016 USD 10.5% 3.0% 2021 Jefferies 29/01/2016 USD 12.0% 4.0% 2026 Cantor Fitzgerald 28/01/2016 USD 10.0% 3.0% 2021 AVERAGE 10.8% 3.3% 2023 - JP Morgan 21/07/2015 GBP 10.0% Panmure Gordon & Co 07/07/2015 GBP 9.5% 2.0% 2025 AVERAGE 9.8% 2.0% 2025 - Inderes 15/02/2016 EUR 8.8% 2026 7.8% AVERAGE 8.8% - 7.8% ESN 02/10/2015 EUR 9.3% 2025 9.3% Banco Profilo 23/03/2015 EUR 7.6% 2.0% 2019 7.6% AVERAGE 8.5% 2.0% 2022 8.5% Exane 09/12/2015 EUR 10.9% 3.0% 2020 11.8% UBS 07/01/2016 EUR 9.0% 2.5% 2025 9.1% Societe Generale 17/02/2016 EUR 8.5% 0.0% 2025 AVERAGE 9.5% 1.8% 2023 10.4% SEB Equities 18/01/2016 SEK 8.0% 2036 8.0% AVERAGE 8.0% - 2036 8.0% Deutsche Bank 24/03/2016 EUR 8.1% 2.0% 8.5% Oddo 29/01/2016 EUR 7.7% 2.0% 2024 8.5% AVERAGE 7.9% 2.0% 2024 8.5% AVERAGE 9.3% 2.4% 2024 8.8% MEDIAN 9.2% 2.3% 2025 8.5% WACC Consensus – CDiscount peers Project Delphes - 10 May 2016 62 Source: Brokers

Project Delphes - 10 May 2016 Brokers’ valuation methodology 63 Analysts mainly using DCF and multiples (EV/sales, EV/EBIT) to value Cdiscount’s peers COMPANY # OF BROKERS ANALYZED METHODOLOGY 1 % METHODOLOGY 2 % METHODOLOGY 3 % METHODOLOGY 4% 4 DCF 50% EV/sales 25% PER 25% 3 DCF 33% EV/sales 33% P/E 33% 1 EV/EBIT 100% PER 100% 1 DCF 100% EVA 100% Mul tiples 100% 4 DCF 75% Mul tiples (incl . EV/sales, EV/EBITDA, EV/EBIT, P/E) 75% Sales model 25% Cohort analysis 25% 3 DCF 67% Mul tiples (incl . EV/sales, EV/EBIT) 67% Main methodologies used Source: Brokers

Disclaimer 64 This document has been prepared by the Corporate Finance Department of BNP Paribas (“BNP Paribas”) for Cnova (the “Client” or the “Company”) exclusively and for information purposes only (a) in connection with the potential segregation of all or part of its Brazilian business activities from its European business activities and the potential disposal of all or part of its Brazilian business activities for the benefit of Via Varejo (the “Transaction”), and (b) in relation to an engagement letter signed between BNP Paribas and the Client dated [xxx] April 2016 (the “Mandate”). This document has been prepared on the basis of information (i) either provided orally or in writing by the Client and/or (ii) obtained from publicly available sources and/or through interviews that BNP Paribas conducted with the management of the Client as the case may be (the “Information”). With respect specifically to the financial forecasts, projections and all provisional data and any assumptions including synergies that were disclosed to BNP Paribas and used by it for the present document, BNP Paribas has assumed, in performing its assignment, that (i) they were drawn up in good faith on the basis of realistic assumptions, founded on real, exhaustive and accurate information and (ii) reflected the best currently available estimations and judgments of the Client’s management who prepared them. All assumptions retained in this document have been discussed and reviewed with the Client. No representation or warranty, expressed or implied, is made and no responsibility is or will be accepted by BNP Paribas as to or in relation to the accuracy, reliability or completeness of any such Information (or for any omission, or any misleading elements of such Information). Please be reminded that BNP Paribas (i) assumed that the Information (in particular the information which was provided by the Client’s management) is true, complete, accurate and not misleading and (ii) did not conduct any specific due diligence or submit such documents and, more generally, the Information, to an independent appraisal or expert, as such tasks were not included in its assignment under the Mandate. The conclusions expressed in this document reflect the judgment of BNP Paribas as at [19] April 2016 and are based exclusively on the Information and the market and economic conditions on that date. Such opinions may be subject to change or completion at the sole discretion of BNP Paribas – in particular in the case of an evolution of the prevailing equity market conditions – without notice if BNP Paribas becomes aware of any information, whether specific to the Transaction or general, which may have an impact on any such opinions. BNP Paribas is however under no obligation to complete, amend and change this report. BNP Paribas shall not be held liable for any impact (adverse or otherwise) that any substantial change, subsequent to [19] April 2016 , in the Information, assumptions retained, features of the Transaction, economic and market conditions and, more generally, any event occurring subsequent to [19] April 2016, could have on this report. BNP Paribas will not be responsible for any consequences resulting from the use of this report as well as the reliance upon any opinion or statement contained herein or for any omission. Because all of these elements are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of BNP Paribas and on which BNP Paribas does not have any certainty, BNP Paribas assumes no responsibility if future results or values are different from the forecasts or assumptions used and retained in this report. The information and opinions contained in this document are not intended to be the sole basis upon which the assessment of the merits of the Transaction can be made, and a position vis-à-vis the Transaction decided and/or implemented. It is therefore advisable for the Board of Directors of the Client, for the Transaction Committee, as well as the management and shareholders of the Client to make their own judgment and assessment of the Information and the Transaction. In this context, the Transaction Committee (i) may not rely on this document in determining any course of action in relation to the Transaction or otherwise, (ii) must make its own independent assessment of the merits of the Transaction (by taking in particular into account any other information that could be of interest for the purpose of determining the interest of such Transaction including any other financial information and advice provided by independent experts. 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It is reminded that BNP Paribas has provided, currently provides and intends to continue to provide commercial services to the Client and/or its subsidiaries and affiliates (including the Casino Group) as an investment and financing bank, for which BNP Paribas has received, is about to receive and expects to receive financial revenues, customary fees and commissions. Besides, as an investment service provider, BNP Paribas and/or its affiliates have held or traded or may hold positions or trade for their own account or the account of their clients in the securities of the Client or of any company that may be involved in or concerned by the Transaction, or of their listed subsidiaries. This document is strictly confidential and may not be reproduced (in whole or in part) nor summarized or distributed or publicized nor disclosed to any third party without the prior written consent of BNP Paribas. The Client shall keep this report and its content strictly confidential and not disclose its content to any person other than the members of the Board of Directors of the Client who strictly need access to it for the purpose of assessing the merits of the Transaction. Project Delphes - 10 May 2016